           MODIFICATION OF NOTE AND LOAN DOCUMENT PURCHASE AGREEMENT
           ---------------------------------------------------------

     This MODIFICATION OF NOTE AND LOAN DOCUMENT PURCHASE AGREEMENT ("Modification"), dated and effective as of March 28, 1996, by and between FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association ("Seller"), PGIP L.L.C., a Missouri limited liability company ("Buyer"), and PGI INCORPORATED, SUGARMILL WOODS, INC., BURNT STORE MARINA, INC.
and GULF COAST CREDIT CORPORATION, all Florida corporations (collectively, the "Borrowers").


                                  RECITALS
                                  --------

     A. On or about October 12, 1995, Seller, Buyer and the Borrowers entered into that certain Note and Loan Document Purchase Agreement
("Original Purchase Agreement") whereby Buyer agreed to purchase and Seller agreed to sell, all of Seller's right, title and interest in and to that certain Consolidated Renewal Promissory Note dated as May 13, 1994, executed by Borrowers in favor of Seller, and that certain Future Advance
Note dated as of October 12, 1995, executed by Borrowers in favor of Seller (together, the "Notes"), and those other documents listed on Schedule 1
                                                             ----------
attached thereto (collectively and together with the Notes, "Loan Documents"), all in accordance the terms and conditions set forth therein.

     B. By those certain letter agreements ("Letter Agreements") dated November 10, 1995, December 15, 1995, January 17, 1996, and February 16, 1996, respectively, the parties agreed to modify the Original Purchase Agreement to provide that the closing of the transactions contemplated thereby would occur on or before March 20, 1996. All terms used herein and not defined herein shall have the meanings as set forth in the Original Purchase Agreement, as modified by the Letter Agreements (the Original Purchase Agreement as modified by the Letter Agreements, "Purchase Agreement").

     C. The Buyer has requested, and the Seller has agreed, that the Purchase Agreement be modified in accordance with the terms and conditions of this Modification Agreement.


                                 AGREEMENT
                                 ---------

     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.    Modification of Purchase Agreement.  The Purchase Agreement is
           ----------------------------------
hereby modified as follows:

           a. On the 9th line of Paragraph 1, the words "in immediately available funds" shall be deleted and the words "in accordance with Paragraph 3 below" substituted in their place.

           b. On the fifth line of Paragraph 3, the words "in immediately available funds" shall be deleted and the following substituted in its place:

           "by paying at least $1,760,000 in immediately available funds and executing a promissory note in the amount of $2,988,001.65 and a promissory note in the amount of $261,518.90 for the balance for the purchase price, which promissory notes (together, "Purchase Notes") shall be in substantially the form of Exhibit B attached
                                                         ---------
           hereto and hereby made a part hereof. The Purchase Notes shall be secured by a collateral assignment of Notes, Mortgages and Loan Documents executed by Buyer in favor of Seller, which collateral assignment shall be in substantially the form attached hereto as Exhibit C attached hereto and hereby made a part hereof. Buyer and
           ---------
           Seller agree to execute such other documents and instruments as Seller may reasonably deem to be necessary or desirable to carry out the intent of this Purchase Agreement, including without limitation the execution of UCC-3 assignments in connection with the conveyance of the Loan Documents contemplated hereby and UCC-1 Financing Statements executed in connection with the collateral assignment described above."

           c.    The following shall be added as Paragraph 28:

                 "Covenant of the Borrowers.  Notwithstanding anything herein
                 --------------------------
           to the contrary, until the Purchase Notes have been repaid in full, the Borrowers agree that any and all payments made under the Notes, the Mortgages and the Loan Documents on or after the date hereof, shall be made directly to Seller. This obligation shall survive the closing of the transactions contemplated by this Purchase Agreement."

     2.    Miscellaneous.
           -------------

           a. The closing of the transactions contemplated by the Purchase Agreement, as modified hereby, shall occur on or before March 28, 1996.

           b. Except as modified herein, the Purchase Agreement shall remain in full force and effect without modification thereto, and is hereby ratified and affirmed.

           c. This Modification will not constitute a novation of the effect of discharging any liability or obligation evidenced by the Purchase Agreement.

           d. This Modification shall be governed by and construed in accordance with the laws of the state of Florida.

           e. This Modification shall be binding upon and shall inure to the benefit of Seller, Buyer and the Borrower, and their respective successors and assigns.

           f. This Modification may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall be constitute one and the same instrument. This Modification together with the Purchase Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes any prior agreement or communication between the parties.

           g. The parties have the appropriate authority and have obtained any authorizations necessary for them to enter into this Modification and to perform all acts contemplated by this Modification, and to authorize the person who executes the Modification on its behalf to do so to bind such party.

BUYER:                                 SELLER:

PGIP L.L.C., a Missouri                FIRST UNION NATIONAL BANK OF FLORIDA,
limited liability company              a national banking association

By: /s/ Andrew S. Love Jr.             By: /s/ Nelson T. Ritch III
   ------------------------------         -------------------------------
   Name:  Andrew S. Love Jr.              Name:  Nelson T. Ritch III
        -------------------------              --------------------------
   Title: Manager                         Title: Asst. Vice Pres.
         ------------------------               -------------------------


BORROWERS:

PGI INCORPORATED, a Florida corporation

By:  /s/ Laurence A. Schiffer
   -------------------------------
   Name:  Laurence A. Schiffer
        --------------------------
   Title: President
         -------------------------

SUGARMILL WOODS, INC.,
a Florida corporation

By:  /s/ Laurence A. Schiffer
   -------------------------------
   Name:  Laurence A. Schiffer
        --------------------------
   Title: President
         -------------------------

BURNT STORE MARINA, INC.,
a Florida corporation

By:  /s/ Laurence A. Schiffer
   -------------------------------
   Name:  Laurence A. Schiffer
        --------------------------
   Title: President
         -------------------------

GULF COAST CREDIT CORPORATION,
a Florida corporation

By:  /s/ Laurence A. Schiffer
   -------------------------------
   Name:  Laurence A. Schiffer
        --------------------------
   Title: President
         -------------------------

                                  EXHIBIT B

                                PURCHASE NOTE

ALL DOCUMENTARY STAMP TAXES DUE IN CONNECTION WITH THIS PROMISSORY NOTE HAVE BEEN PAID AND THE PROPER DOCUMENTARY STAMPS ARE AFFIXED TO THE COLLATERAL ASSIGNMENT OF NOTES, MORTGAGES AND OTHER LOAN DOCUMENTS WHICH SECURES THIS PROMISSORY NOTE, AND WHICH IS RECORDED OR SHALL BE RECORDED IN THE PUBLIC RECORDS OF CITRUS COUNTY, FLORIDA, AND CANCELLED.


                                PROMISSORY NOTE
                                ---------------

$2,988,001.65                                            St. Louis, Missouri
                                                              March 28, 1996

     FOR VALUE RECEIVED, the undersigned, and if more than one, each of them jointly and severally (hereinafter called "Maker") promises to pay to the order of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association (together with any subsequent holder of this Note, hereinafter called
"Holder") at its office in Orlando, Florida, or at such other place as Holder may from time to time designate, the principal sum of TWO MILLION NINE HUNDRED EIGHTY EIGHT THOUSAND ONE AND 65/100 DOLLARS ($2,988,001.65), with interest thereon from the date hereof at an adjustable interest rate of Prime (as defined below) plus one percent (1.0%) per annum. For purposes of this Note, "Prime" shall mean that rate of interest published in the Wall Street Journal from time to time as the "prime rate", it being agreed that Prime is not necessarily the lowest or best rate at any time charged by Holder. The foregoing interest and principal will be payable in full on June 1, 1997.

     The amounts due or to become due under this Note shall be paid as follows:

           a. Commencing on May 1, 1996, and continuing on the first day of each and every month thereafter, Maker shall pay all accrued and unpaid interest.

           b. A principal payment in the amount of $240,000.00 shall be due and payable on June 30, 1996.

           c. The entire outstanding unpaid principal balance together with all accrued and unpaid interest and all other sums due hereunder shall be due and payable on June 1, 1997 ("Maturity Date").

     If any payment is more than 10 days late, Maker shall pay Holder, without notice or demand, a late charge equal to 5% of the payment. The foregoing late charge is provided to compensate Holder for its expense in collecting and administering delinquent payments and is not to be construed as interest.

     After the maturity or due date of this Note, through acceleration or otherwise, at the election of Holder, interest will accrue on the principal balance remaining unpaid at the lesser of (i) Prime plus three percent (3.0%) per annum, or (ii) the highest lawful rate.

     All payments hereunder will first be credited to interest and lawful charges then accrued and the remainder to principal.

     All interest on this Note will be computed on the basis of the actual number of days elapsed in a 360-day year.

     The indebtedness evidenced by this Note, and all other indebtedness of Maker to Holder, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint, or several, due to become due, or which may be hereafter contracted or acquired, whether arising in the ordinary course of business or otherwise (hereinafter with this Note, collectively called "Liabilities") is secured inter alia by the property
                                                    ----------
encumbered by security instruments listed in Schedule 1 attached hereto and
                                             ----------
hereby made a part hereof, including all proceeds thereof and rights in connection therewith (which property, together with additions and substitutions, is called the "Collateral"). Holder will have such rights with respect to the Collateral as is authorized by law. The parties expressly agree that all of the covenants, conditions, and agreements contained in any mortgage securing this Note are hereby made a part of this Note. If Maker has other loans with Holder, or if Maker takes out other loans with Holder in the future, collateral securing those loans will also secure this Note.

     Maker, endorser, surety, guarantor, or other parties to this Note (all of whom are hereinafter called "Obligor") jointly and severally agree as follows:

     Additions to, releases, reductions, or exchanges of or substitutions for the Collateral, payments on account of this loan or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or the Liabilities of any party hereto. If any of the Collateral is personal property, Holder shall exercise reasonable care in the custody and preservation of the Collateral in its possession, and will be deemed to have exercised reasonable care if it takes such action for that purpose as Maker reasonably requests in writing, but no omission to comply with any request of Maker will of itself be deemed a failure to exercise reasonable care. Holder shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, and Maker shall take all necessary steps for such purposes. Holder or its nominee need not collect interest on or principal of any Collateral or give any notice with respect thereto.

     Upon default, Maker shall, at the option of Holder and in addition to all other remedies available to Holder, within one (1) day after demand, deposit with Holder as part of the Collateral additional property which is satisfactory to Holder.

     Obligor will be in default under this Note upon: (a) nonpayment when due of any interest or principal under this Note or under any other note executed by Maker in favor of Lender, including without limitation, that certain Promissory Note, dated even date herewith in the original principal amount of $261,518.90 (any and all other notes executed by Maker in favor of Holder as herein collectively referred to as the "Other Notes"); (b) failure of any Obligor to perform any agreement under this Note or the Other Notes or otherwise a part of this loan transaction or to pay in full, when due, any liability whatsoever to Holder or any installment thereof or interest thereon, or failure to pay when due any premium upon any life insurance policy held as collateral hereunder; (c) the death, dissolution, termination of existence, insolvency, or business failure of any Obligor, appointment of a receiver of any part of the property of any such party, assignment for the benefit of creditors by or the commencement of any proceedings in bankruptcy or insolvency by or against any Obligor; (d) the entry of a judgment against any Obligor which is not satisfied or stayed with appropriate bond within thirty (30) days; (e) the issuing of any attachment or garnishment, or the filing of any lien, against any property of any obligor;
(f) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (g) the merger, consolidation, or reorganization of any Obligor; (h) falsity in any material respect of, or any material omission in, any representation or statement made to Holder by or on behalf of any Obligor in connection with this Note; (i) the pledge, assignment, transfer, or granting of a security interest by any Obligor of any equity in any of the Collateral without the written consent of Holder; or (j) the failure to promptly deliver to Holder any and all payments made under any and all loan documents held as collateral for this Note, including without limitation, payments made under (i) that certain Consolidated Renewal Promissory Note, dated as of May 13, 1994, executed by PGI Incorporated, Sugarmill Woods, Inc., Burnt Store Marina, Inc. and Gulf Coast Credit Corporation (collectively, "PGI Borrowers") and (ii) that certain Future Advance Note, dated October 12, 1995 executed by the PGI Borrower in favor of Holder.

     Holder will have all of the rights and remedies of a creditor, mortgagee, and secured party under all applicable law. Without limiting the generality of the foregoing, upon the occurrence of any default under this Note, Holder may at its option and without notice or demand: (1) declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other liabilities of any Obligor or any of such liabilities selected by Holder; (2) set off against this Note all money owed by Holder in any capacity to each or any Obligor whether or not due and also set off against all other liabilities of each Obligor to Holder all money owed by Holder in any capacity to any Obligor, and Holder will be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto; (3) demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; and (4) take possession or control of any proceeds of the Collateral. To the extent that any of the Collateral is personal property and the Holder elects to proceed with respect to it in accordance with the Uniform Commercial Code, then unless that Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Holder shall give Maker reasonable notice of the time and place of any public or private sale thereof. The requirement of reasonable notice will be met if such notice is mailed, postage prepaid, to any Obligor at the address given below or at any other address shown on the records of Holder at least twenty days before the time of sale. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker will be and will remain liable for any deficiency; and Holder shall account to Maker for any surplus, but Holder shall have the right to apply all or part of such surplus (or to hold the same as a reserve) against any and all other Liabilities of each or any Obligor to Holder.

     Holder may, at any time whether or not this Note is due: (i) pledge or transfer this Note and its interest in the Collateral, whereupon Holder may be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and pledgee or transferee will for all purposes stand in the place of Holder hereunder and have all the rights of Holder hereunder; (ii) transfer the whole or any part of the Collateral into the name of itself or its nominee; (iii) notify the Obligor on any Collateral to make payment to Holder of any amounts due or to become due thereon; and (iv) exercise all other rights necessary or required, in Holder's discretion, in order to protect its interests under this Note.

     In no event will Holder be entitled to unearned or unaccrued interest or other charges or rebates, except as may be authorized by law; nor will any such party be entitled or receive at any time any such charges not allowed or permitted by law, or any interest in excess of the highest lawful rate. Any payments of interest in excess of the highest lawful rate will be credited by Holder on interest accrued or principal or both; except that Maker will have an option to demand refund as to any such interest or charges in excess of the highest lawful rate.

     No delay or omission on the part of Holder in exercising any right hereunder will operate as a waiver of such right or of any other rights under this Note. Presentment, demand, protest, notice of dishonor, and all other notices are hereby waived by each and every Obligor. Obligor, jointly and severally, promises and agrees to pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees of any suit, out of court, in trial, on appeal, in bankruptcy proceedings or otherwise, incurred or paid by Holder in enforcing this Note or preserving any right or interest of Holder hereunder. All notices given in connection with this Note must be sent by certified mail, return receipt requested, and will be deemed given three days after mailing or upon actual receipt, whichever is sooner. Any notice to Maker shall be addressed to Maker, Suite 1400, 515 Olive Street, St. Louis, Missouri 63101, Attention: Laurence A. Schiffer or to any other address shown on Holder's records.

     Each Obligor hereby expressly consents to any and all extensions, modifications, and renewals, in whole or in part, including but not limited to changes in payment schedules and interest rates, and all delays in time of payment or other performance which Holder may grant or permit at any time and from time to time without limitation and without any notice to or further consent of any Obligor. Each Obligor will also be bound by each of the foregoing terms, without the requirement that Holder first go against any security interest otherwise held by Holder.

     Each Obligor hereby expressly agrees to indemnify and hold Holder harmless against any and all Florida documentary stamp taxes and/or intangible personal property taxes which may be deemed to be due and payable in respect of this Note, the indebtedness evidenced thereby and any instrument securing any indebtedness evidenced thereby. In order to secure the performance and discharge of Obligor's obligations under the immediately preceding sentence, but not in lieu of such obligations, Obligor, upon execution of this Note, will pay over to Holder sufficient funds to satisfy the Florida recurring intangible personal property tax which shall become due and payable as of January 1, 1997, with respect to the outstanding indebtedness evidenced by this Note. Such deposit shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Holder, and no interest shall be payable in respect thereof. In the event of a default under any of the terms, covenants and conditions of this Note, Holder may apply to the reduction of the sum secured hereby, in such manner as Holder shall determine, any amount under this Paragraph any amount remaining to Obligor's credit.

     WAIVER OF JURY TRIAL.  OBLIGOR AND HOLDER (BY ITS ACCEPTANCE OF THIS
     --------------------
NOTE) HEREBY AGREE AS FOLLOWS: (A) EACH OF THEM KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION (AN "ACTION") BASED UPON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY RELATED DOCUMENTS, INSTRUMENTS, OR AGREEMENTS (WHETHER ORAL OR WRITTEN AND WHETHER EXPRESS OR IMPLIED AS A RESULT OF A COURSE OF DEALING, A COURSE OF CONDUCT, A STATEMENT, OR OTHER ACTION OF EITHER PARTY); (B) NEITHER OF THEM MAY SEEK A TRIAL BY JURY IN ANY SUCH ACTION; (C) NEITHER OF THEM WILL SEEK TO CONSOLIDATE ANY SUCH ACTION (IN WHICH A JURY TRIAL HAS BEEN WAIVED) WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND (D) NEITHER OF THEM HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER OF THEM THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


                                      MAKERS:

                                      PGIP L.L.C., a Missouri limited liability company


                                      By:-------------------------------------
                                         Name:--------------------------------
                                         Title:-------------------------------

                                 SCHEDULE 1
                                 ----------

1. Collateral Assignment of Notes, Mortgages and Other Loan Documents dated even date herewith, made by Maker in favor of Holder.

ALL DOCUMENTARY STAMP TAXES DUE IN CONNECTION WITH THIS PROMISSORY NOTE HAVE BEEN PAID AND THE PROPER DOCUMENTARY STAMPS ARE AFFIXED TO THE COLLATERAL ASSIGNMENT OF NOTES, MORTGAGES AND OTHER LOAN DOCUMENTS WHICH SECURES THIS PROMISSORY NOTE, AND WHICH IS RECORDED OR SHALL BE RECORDED IN THE PUBLIC RECORDS OF CITRUS COUNTY, FLORIDA, AND CANCELLED.


                              PROMISSORY NOTE
                              ---------------

$261,518.90                                              St. Louis, Missouri
                                                              March 28, 1996

     FOR VALUE RECEIVED, the undersigned, and if more than one, each of them jointly and severally (hereinafter called "Maker") promises to pay to the order of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association (together with any subsequent holder of this Note, hereinafter called "Holder") at its office in Orlando, Florida, or at such other place as Holder may from time to time designate, the principal sum of TWO HUNDRED SIXTY
ONE THOUSAND FIVE HUNDRED EIGHTEEN AND 90/100 DOLLARS ($261,518.90), with interest thereon from the date hereof at an adjustable interest rate of Prime (as defined below) plus one percent (1.0%) per annum. For purposes of this Note, "Prime" shall mean that rate of interest published in the Wall Street Journal from time to time as the "prime rate", it being agreed that Prime is not necessarily the lowest or best rate at any time charged by Holder. The foregoing interest and principal will be payable in full on June 1, 1997.

     The amounts due or to become due under this Note shall be paid as follows:

           a. Commencing on May 1, 1996, and continuing on the first day of each and every month thereafter, Maker shall pay all accrued and unpaid interest.

           b. The entire outstanding unpaid principal balance together with all accrued and unpaid interest and all other sums due hereunder shall be due and payable on June 1, 1997 ("Maturity Date").

     If any payment is more than 10 days late, Maker shall pay Holder, without notice or demand, a late charge equal to 5% of the payment. The foregoing late charge is provided to compensate Holder for its expense in collecting and administering delinquent payments and is not to be construed as interest.

     After the maturity or due date of this Note, through acceleration or otherwise, at the election of Holder, interest will accrue on the principal balance remaining unpaid at the lesser of (i) Prime plus three percent (3.0%) per annum, or (ii) the highest lawful rate.

     All payments hereunder will first be credited to interest and lawful charges then accrued and the remainder to principal.

     All interest on this Note will be computed on the basis of the actual number of days elapsed in a 360-day year.

     The indebtedness evidenced by this Note, and all other indebtedness of Maker to Holder, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint, or several, due to become due, or which may be hereafter contracted or acquired, whether arising in the ordinary course of business or otherwise (hereinafter with this Note, collectively called "Liabilities") is secured inter alia by the property
                                                    ----------
encumbered by security instruments listed in Schedule 1 attached hereto and
                                             ----------
hereby made a part hereof, including all proceeds thereof and rights in connection therewith (which property, together with additions and substitutions, is called the "Collateral"). Holder will have such rights with respect to the Collateral as is authorized by law. The parties expressly agree that all of the covenants, conditions, and agreements contained in any mortgage securing this Note are hereby made a part of this Note. If Maker has other loans with Holder, or if Maker takes out other loans with Holder in the future, collateral securing those loans will also secure this Note.

     Maker, endorser, surety, guarantor, or other parties to this Note (all of whom are hereinafter called "Obligor") jointly and severally agree as follows:

     Additions to, releases, reductions, or exchanges of or substitutions for the Collateral, payments on account of this loan or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or the Liabilities of any party hereto. If any of the Collateral is personal property, Holder shall exercise reasonable care in the custody and preservation of the Collateral in its possession, and will be deemed to have exercised reasonable care if it takes such action for that purpose as Maker reasonably requests in writing, but no omission to comply with any request of Maker will of itself be deemed a failure to exercise reasonable care. Holder shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, and Maker shall take all necessary steps for such purposes. Holder or its nominee need not collect interest on or principal of any Collateral or give any notice with respect thereto.

     Upon default, Maker shall, at the option of Holder and in addition to all other remedies available to Holder, within one (1) day after demand, deposit with Holder as part of the Collateral additional property which is satisfactory to Holder.

     Obligor will be in default under this Note upon: (a) nonpayment when due of any interest or principal under this Note or under any other note executed by Maker in favor of Lender, including without limitation, that certain Promissory Note, dated even date herewith in the original principal amount of $2,748,001.65 (any and all other notes executed by Maker in favor of Holder as herein collectively referred to as the "Other Notes"); (b) failure of any Obligor to perform any agreement under this Note or the Other Notes or otherwise a part of this loan transaction or to pay in full, when due, any liability whatsoever to Holder or any installment thereof or interest thereon, or failure to pay when due any premium upon any life insurance policy held as collateral hereunder; (c) the death, dissolution, termination of existence, insolvency, or business failure of any Obligor, appointment of a receiver of any part of the property of any such party, assignment for the benefit of creditors by or the commencement of any proceedings in bankruptcy or insolvency by or against any Obligor; (d) the entry of a judgment against any Obligor which is not satisfied or stayed with appropriate bond within thirty (30) days; (e) the issuing of any attachment or garnishment, or the filing of any lien, against any property of any obligor;
(f) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (g) the merger, consolidation, or reorganization of any Obligor; (h) falsity in any material respect of, or any material omission in, any representation or statement made to Holder by or on behalf of any Obligor in connection with this Note; (i) the pledge, assignment, transfer, or granting of a security interest by any Obligor of any equity in any of the Collateral without the written consent of Holder; or (j) the failure to promptly deliver to Holder any and all payments made under any and all loan documents held as collateral for this Note, including without limitation, payments made under (i) that certain Consolidated Renewal Promissory Note, dated as of May 13, 1994, executed by PGI Incorporated, Sugarmill Woods, Inc., Burnt Store Marina, Inc. and Gulf Coast Credit Corporation (collectively, "PGI Borrowers") and (ii) that certain Future Advance Note, dated October 12, 1995 executed by the PGI Borrower in favor of Holder.

     Holder will have all of the rights and remedies of a creditor, mortgagee, and secured party under all applicable law. Without limiting the generality of the foregoing, upon the occurrence of any default under this Note, Holder may at its option and without notice or demand: (1) declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other liabilities of any Obligor or any of such liabilities selected by Holder; (2) set off against this Note all money owed by Holder in any capacity to each or any Obligor whether or not due and also set off against all other liabilities of each Obligor to Holder all money owed by Holder in any capacity to any Obligor, and Holder will be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto; (3) demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; and (4) take possession or control of any proceeds of the Collateral. To the extent that any of the Collateral is personal property and the Holder elects to proceed with respect to it in accordance with the Uniform Commercial Code, then unless that Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Holder shall give Maker reasonable notice of the time and place of any public or private sale thereof. The requirement of reasonable notice will be met if such notice is mailed, postage prepaid, to any Obligor at the address given below or at any other address shown on the records of Holder at least twenty days before the time of sale. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker will be and will remain liable for any deficiency; and Holder shall account to Maker for any surplus, but Holder shall have the right to apply all or part of such surplus (or to hold the same as a reserve) against any and all other Liabilities of each or any Obligor to Holder.

     Holder may, at any time whether or not this Note is due: (i) pledge or transfer this Note and its interest in the Collateral, whereupon Holder may be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and pledgee or transferee will for all purposes stand in the place of Holder hereunder and have all the rights of Holder hereunder; (ii) transfer the whole or any part of the Collateral into the name of itself or its nominee; (iii) notify the Obligor on any Collateral to make payment to Holder of any amounts due or to become due thereon; and (iv) exercise all other rights necessary or required, in Holder's discretion, in order to protect its interests under this Note.

     In no event will Holder be entitled to unearned or unaccrued interest or other charges or rebates, except as may be authorized by law; nor will any such party be entitled or receive at any time any such charges not allowed or permitted by law, or any interest in excess of the highest lawful rate. Any payments of interest in excess of the highest lawful rate will be credited by Holder on interest accrued or principal or both; except that Maker will have an option to demand refund as to any such interest or charges in excess of the highest lawful rate.

     No delay or omission on the part of Holder in exercising any right hereunder will operate as a waiver of such right or of any other rights under this Note. Presentment, demand, protest, notice of dishonor, and all other notices are hereby waived by each and every Obligor. Obligor, jointly and severally, promises and agrees to pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees of any suit, out of court, in trial, on appeal, in bankruptcy proceedings or otherwise, incurred or paid by Holder in enforcing this Note or preserving any right or interest of Holder hereunder. All notices given in connection with this Note must be sent by certified mail, return receipt requested, and will be deemed given three days after mailing or upon actual receipt, whichever is sooner. Any notice to Maker shall be addressed to Maker, Suite 1400, 515 Olive Street, St. Louis, Missouri 63101, Attention: Laurence A. Schiffer or to any other address shown on Holder's records.

     Each Obligor hereby expressly consents to any and all extensions, modifications, and renewals, in whole or in part, including but not limited to changes in payment schedules and interest rates, and all delays in time of payment or other performance which Holder may grant or permit at any time and from time to time without limitation and without any notice to or further consent of any Obligor. Each Obligor will also be bound by each of the foregoing terms, without the requirement that Holder first go against any security interest otherwise held by Holder.

     Each Obligor hereby expressly agrees to indemnify and hold Holder harmless against any and all Florida documentary stamp taxes and/or intangible personal property taxes which may be deemed to be due and payable in respect of this Note, the indebtedness evidenced thereby and any instrument securing any indebtedness evidenced thereby. In order to secure the performance and discharge of Obligor's obligations under the immediately preceding sentence, but not in lieu of such obligations, Obligor, upon execution of this Note will pay over to Holder sufficient funds to satisfy the Florida recurring intangible personal property tax which shall become due and payable as of January 1, 1997 with respect to the outstanding indebtedness evidenced by this Note. Such deposit shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Holder, and no interest shall be payable in respect thereof. In the event of a default under any of the terms, covenants and conditions of this Note, Holder may apply to the reduction of the sum secured hereby, in such manner as Holder shall determine, any amount under this Paragraph any amount remaining to Obligor's credit.

     WAIVER OF JURY TRIAL.  OBLIGOR AND HOLDER (BY ITS ACCEPTANCE OF THIS
     --------------------
NOTE) HEREBY AGREE AS FOLLOWS: (A) EACH OF THEM KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION (AN "ACTION") BASED UPON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY RELATED DOCUMENTS, INSTRUMENTS, OR AGREEMENTS (WHETHER ORAL OR WRITTEN AND WHETHER EXPRESS OR IMPLIED AS A RESULT OF A COURSE OF DEALING, A COURSE OF CONDUCT, A STATEMENT, OR OTHER ACTION OF EITHER PARTY); (B) NEITHER OF THEM MAY SEEK A TRIAL BY JURY IN ANY SUCH ACTION; (C) NEITHER OF THEM WILL SEEK TO CONSOLIDATE ANY SUCH ACTION (IN WHICH A JURY TRIAL HAS BEEN WAIVED) WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND (D) NEITHER OF THEM HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER OF THEM THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


                                      MAKERS:

                                      PGIP L.L.C., a Missouri limited liability company


                                      By:-------------------------------------
                                         Name:--------------------------------
                                         Title:-------------------------------

                                 SCHEDULE 1
                                 ----------

1. Collateral Assignment of Notes, Mortgages and Other Loan Documents dated even date herewith, made by Maker in favor of Holder.

                                   EXHIBIT C

                        COLLATERAL ASSIGNMENT OF NOTES,
                         MORTGAGES AND LOAN DOCUMENTS

THIS INSTRUMENT PREPARED BY AND RETURN TO:
      MICHAEL J. VIRGADAMO, ESQUIRE
      CARLTON, FIELDS, WARD, EMMANUEL,
       SMITH & CUTLER, P.A.
      POST OFFICE BOX 3239
      TAMPA, FLORIDA 33601




COUNTERPART ORIGINALS OF THIS COLLATERAL ASSIGNMENT OF NOTES, MORTGAGES AND OTHER LOAN DOCUMENTS ARE BEING RECORDED IN CITRUS COUNTY AND HERNANDO COUNTY, FLORIDA. FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $11,373.00 ARE BEING PAID UPON THE RECORDATION OF THIS INSTRUMENT IN CITRUS COUNTY, FLORIDA.


                      COLLATERAL ASSIGNMENT OF NOTES,
                    MORTGAGES AND OTHER LOAN DOCUMENTS

     THIS COLLATERAL ASSIGNMENT OF NOTES, MORTGAGES AND OTHER LOAN DOCUMENTS ("Assignment") is made as of March 28, 1996 by PGIP L.L.C., a Missouri limited
  ----------
liability company ("Assignor"), having a mailing address of 515 Olive Street,
                    --------
Suite 1400, St. Louis, Missouri 63101, to and for the benefit of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association ("Assignee"), having
                                                           --------
a mailing address of Special Assets Department (FL 2202), 800 North Magnolia, Orlando, Florida 32802.


                                 BACKGROUND

     In connection with that certain Note and Loan Department Purchase Agreement executed by and between Assignee, Assignor, and PGI Incorporated, Sugarmill Woods, Inc., Burnt Store Marina, Inc., and Gulf Coast Credit Corporation (collectively, "Borrowers") dated effective October 12, 1995, as
                            ---------
amended by those certain letter agreements, dated November 10, 1995, December 15, 1995, January 17, 1996, and February 16, 1996, and as further amended by that certain Modification of Note and Loan Document Purchase Agreement dated and effective as of even date herewith (as amended, "Purchase Agreement"),
                                                     ------------------
Assignor executed that certain Promissory Note in the original principal amount of $2,988,001.65 in favor of Assignee ("Note A") and that certain
                                               ------
Promissory Note in the original principal amount of $261,518.90 in favor of Assignee ("Note B"; Note B
           ------
together with Note A, the "Notes"). As security for repayment of the Notes,
                           -----
Assignor has agreed to assign to Assignee all of Assignor's right, title and interest in and to: (1) that certain Consolidated Renewal Promissory Note, dated as of May 13, 1994, executed by Borrowers in favor of Assignee, in the original principal amount of $7,001,615.29 ("Consolidated Note"), which
                                             -----------------
Consolidated Note was assigned to Assignor pursuant to that certain Assignment of Notes, Mortgages and Loan Documents executed by Assignee in favor of Assignor dated effective of even date herewith ("Assignment of Notes");
                                                    -------------------
(2) that certain Future Advance Note, dated October 12, 1995, executed by Borrowers in favor of Assignee, in the original principal amount of
$241,617.65 ("Future Advance Note"), which Future Advance Note was assigned
              -------------------
to Assignor pursuant to the provisions of the Assignment of Notes; and (3) any and all other documents evidencing or securing any portion of the indebtedness evidenced by the Consolidated Note or the Future Advance Note, including without limitation, the documents listed in Exhibit A attached hereto and
                                            ---------
made a part hereof (collectively, the "Other Loan Documents"), which Other
                                       --------------------
Loan Documents were assigned to Assignor pursuant to the provisions of the Assignment of Notes. Hereinafter, the Consolidated Note, the Future Advance Note and the Other Loan Documents shall be referred to herein, collectively, as the "Collateral Loan Documents."
        -------------------------


                               OPERATIVE TERMS

     The parties agree as follows:

     1. As security for payment and satisfaction of all Assignor's liabilities and obligations to Assignee, including without limitation, Assignor's liability to Assignee under the Notes, Assignor hereby assigns to Assignee and its successors and assigns all of Assignor's present and hereafter acquired right, title, and interest in and to the Collateral Loan Documents and in all money and payments that are due or to become due (including interest and penalties) under the Collateral Loan Documents. Concurrently with its execution of this Assignment, Assignor shall endorse the Consolidated Note and the Future Advance Note payable to Assignee and deliver the Collateral Loan Documents to Assignee; and, hereafter, at the request of Assignee, Assignor shall execute and deliver to Assignee any other documents and instruments as Assignee, in its sole discretion, determines are necessary to perfect or maintain Assignee's security interest in the Collateral Loan Documents. Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact to execute and file on Assignor's behalf any financing statements, and any refilings and continuations thereof, as Assignee deems necessary or appropriate to perfect Assignee's security interests granted in this Assignment.

     2. The parties intend that this instrument create a present assignment of the Collateral Loan Documents. Until all amounts due under the Notes have been repaid in full, Assignor shall not collect any payments under the Collateral Loan Documents. If Assignor receives any such payment from the Borrowers before all amounts due under the Notes have been repaid in full, Assignor shall be deemed to be holding the same in trust for Assignee and shall immediately deliver the same to Assignee. Upon repayment of all sums due pursuant to the Notes in full, Assignee shall endorse the Consolidated Note and Future Advance Note payable to Assignor and assign the Collateral Loan Documents to Assignor and release this Assignment and any and all other assignments, pledges or UCC's held by Assignee in connection with this Assignment. THE BORROWERS ARE HEREBY IRREVOCABLY AUTHORIZED AND DIRECTED BY ASSIGNOR TO MAKE ALL PAYMENTS UNDER THE COLLATERAL LOAN DOCUMENTS DIRECTLY
TO ASSIGNEE UNTIL THE NOTES HAVE BEEN PAID IN FULL AND TO RELY UPON ANY AND ALL INSTRUCTIONS FROM ASSIGNEE, WITHOUT HAVING ANY RIGHT OR DUTY TO INQUIRE
AS TO WHETHER AN EVENT OF DEFAULT HAS OCCURRED UNDER THIS ASSIGNMENT OR THE
NOTES.

     3. Assignor represents and warrants to Assignee that (a) Assignor has received consideration sufficient to induce Assignor to execute and deliver this Assignment and to perform all its obligations under this Assignment;
(b) Assignor has full authority to execute, deliver and perform its obligations under this Assignment; (c) upon the delivery to Assignee of this Assignment and the Collateral Loan Documents, Assignee will have a first perfected security interest in the Collateral Loan Documents, and no person or entity, other than Assignor, Assignee and the Borrowers will have any interest in the respective Collateral Loan Documents; and (d) each of the Collateral Loan Documents is enforceable in accordance with its respective terms, and, the Borrowers have no defenses, counterclaims, or offsets to its obligations under the Collateral Loan Documents.

     4. Assignor covenants not to sell, assign, hypothecate, encumber, amend, subordinate, modify, renew, replace or accept any prepayment (by acceleration or otherwise) of the Collateral Loan Documents without the prior written consent of Assignee. If any of the foregoing events occurs (with or without the consent of Assignee), Assignor immediately shall notify Assignee of the occurrence of the event, and Assignee, in its sole discretion and without limiting any other of its rights under this Assignment, may require Assignor to prepay the Note by the full amount of the consideration, proceeds, or payments received by Assignor in connection with the event.

     5. Assignor shall timely perform all its obligations under the Collateral Loan Documents and immediately shall notify Assignee of any default or breach by Assignor or the Borrowers under the Collateral Loan Documents. Assignor shall not, without the prior written consent of Assignee, (i) waive any breach or default by the Borrowers under the terms of the Collateral Loan Documents, (ii) permit any modification or termination of the Collateral Loan Documents or (iii) release any of the collateral encumbered by the Mortgages on the Other Loan Documents.

     6. If the Borrowers default under the Collateral Loan Documents (i) by permitting or committing any waste, impairment or deterioration of the property encumbered by the Collateral Loan Documents or taking any action which would increase the risk of damage to such property, (ii) by failing to pay promptly when due any and all taxes, assessments, dues, charges, fees, levies, fines, impositions, liabilities and encumbrances of every kind, now or hereafter imposed, levied or assessed upon or against the property encumbered by the Collateral Loan Documents, or (iii) by selling, conveying, transferring, leasing, or further encumbering the property encumbered by the Collateral Loan Documents without making the appropriate principal reduction payment thereunder, then, Assignee, at its sole option, may, at Assignor's sole expense, on Assignee's own behalf or otherwise, enforce the Collateral Loan Documents and exercise any or all other remedies available to Assignor under the Collateral Loan Documents with or without joining Assignor as a party. The foregoing rights of Assignee are cumulative, and Assignee may exercise any one or more of them without waiving its rights to exercise the others.

     7. If Assignor becomes obligated under this Assignment to pay any amounts to Assignee, such amounts will be secured by this Assignment and Assignor promptly shall pay such amounts to Assignee, together with interest thereon, from the date when due, at the maximum rate allowable under applicable law. At its option, Assignee may collect any or all such amounts, together with accrued interest, if any, from payments by the Borrowers under the Consolidated Note and Future Advance Note.

     8. This Assignment does not create any obligation or liability on the part of Assignee, and Assignor shall indemnify Assignee from any claim, costs, expense or liability incurred by Assignee as a result of this Assignment, including, without limitation, attorneys' and paralegals' fees and costs incurred in the enforcement of this Assignment (including, without limitation, attorneys' and paralegals' fees and costs incurred in any litigation, mediation, arbitration, bankruptcy and administrative proceedings, and any appeals therefrom).

     9. Upon payment in full of the indebtedness evidenced by the Note and the satisfaction in full of all other obligations of Assignor under this Assignment, Assignee shall reassign the Collateral Loan Documents to Assignor, and this Assignment will be null and void and have no further force or effect.

     10. This Assignment binds and inures to the benefit of the respective successors and assigns of Assignor and Assignee.

SIGNED, SEALED AND DELIVERED           ASSIGNOR:
IN THE PRESENCE OF:
                                       PGIP L.L.C., a Missouri limited
                                       liability company
----------------------------------
(Signature)

----------------------------------     By:------------------------------------
(Printed Name)                              Name:-----------------------------
                                            Title:----------------------------

----------------------------------
(Signature)

----------------------------------
(Printed Name)

                                       ASSIGNEE:

                                       FIRST UNION NATIONAL
                                       BANK OF FLORIDA, a national
                                       banking association

----------------------------------                          [CORPORATE SEAL]
(Signature)

----------------------------------     By:------------------------------------
(Printed Name)                              Name:-----------------------------
                                            Title:----------------------------

----------------------------------
(Signature)

----------------------------------
(Printed Name)

STATE OF---------------
COUNTY OF--------------

     The foregoing instrument was acknowledged before me this ------ day of ------, 1996, by -------------------------------- as ----------------------
of PGIP L.L.C., a Missouri limited liability company, on behalf of the company. He/She is personally known to me or has produced ----------- (state) driver's license no.--------------------------------------- as identification.


My Commission Expires:                 ---------------------------------------
                                       Notary Public (Signature)

     (AFFIX NOTARY SEAL)               ---------------------------------------
                                       (Printed Name)

                                       ---------------------------------------
                                       (Title or Rank)

                                       ---------------------------------------
                                       (Serial Number, if any)

STATE OF---------------
COUNTY OF--------------

     The foregoing instrument was acknowledged before me this ------ day of ------, 1996, by -------------------------------- as ----------------------
of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the company. He/She is personally known to me or has produced ----------- (state) driver's license no.--------------------- as identification.

My Commission Expires:                 ---------------------------------------
                                       Notary Public (Signature)

     (AFFIX NOTARY SEAL)               ---------------------------------------
                                       (Printed Name)

                                       ---------------------------------------
                                       (Title or Rank)

                                       ---------------------------------------
                                       (Serial Number, if any)

                                   EXHIBIT A
                                   ---------


                                LOAN DOCUMENTS
                                --------------


1. Substitute Renewal Mortgage No. 1, dated as of October 19, 1985, executed by Borrowers in favor of Naples, and recorded in the Public Records of Citrus County, Florida at O.R. Book 682, Page 2140, and in the Public Records of Hernando County, Florida, at O.R. Book ---,
      Page ----, as each of the same may have been amended from time to time.

2. Substitute Renewal Mortgage No. 2, dated as of October 19, 1985, executed by Punta Gorda Isles, Inc., Punta Gorda Developers, Inc. and Burnt Store Marina, Inc. in favor of The First National Bank of Chicago, as Agent ("FNBC"), and recorded at O.R. Book 837, Page 959 of the
                 ----
      Public Records of Charlotte County, Florida, and recorded at O.R.
      Book 682, Page 1952 of the Public Records of Citrus County, Florida, which Substitute Renewal Mortgage No. 2 was assigned by FNBC to Naples pursuant to: (i) that certain Assignment of Mortgage recorded at O.R. Book 683, Page 187 of the Public Records of Citrus County, Florida,
      (ii) that certain Assignment of Mortgages recorded at O.R. Book 683, Page 190 of the Public Records of Citrus County, Florida and O.R.
      Book 683, Page 195 of the Public Records of Citrus County, Florida, as the same may have been amended from time to time.

3. Restated Loan Agreement No. 1, dated October 19, 1985, executed between Naples and Borrowers as the same may have been amended from time to time.

4. Divided Security Agreement and Pledge of Collateral No. 1, dated October 19, 1985, executed by Borrowers in favor of Naples, as the same may have been amended from time to time.

5. Divided Assignment of Notes, Mortgages, Contracts and Agreements for Deed No. 1 dated as of October 19, 1985, executed by Borrowers in favor of Naples, as the same may have been amended from time to time.

6. Platinum Point Loan Documents, as described in that Thirteenth Mortgage & Loan Modification Agreement, dated as of May 13, 1994, executed by and between Borrowers and BancFlorida, a Federal Savings Bank, predecessor in interest by merger to Lender.

7. Tugboat Loan Documents, as described in that Thirteenth Mortgage & Loan Modification Agreement, dated as of May 13, 1994, executed by and between Borrowers and BancFlorida, a Federal Savings Bank, predecessor in interest by merger to Lender.

8. Loan and Security Agreement, dated October 1, 1984, executed by PGI, PGD, Marina, FNBC, CREI or FNB, as agent ("Land Loan Agreement"), a portion of
                                            -------------------
      which Agreement was assigned by FNBC and CREI to Naples pursuant to a Note Purchase Agreement, dated October 19, 1985, as the same may have been amended from time to time.

9. Loan and Security Agreement, dated as of October 1, 1984, executed among PGI, PGD, Marina, FNBC, CREI and FNBC, as Agent, as the same may have been modified from time to time ("FNBC Receivables Loan Agreement"),
                                        -------------------------------
      a portion of which Agreement was assigned by FNBC and CREI to Naples pursuant to a Note Purchase Agreement, dated October 19, 1985, as the same may have been amended from time to time.

10. Restated Loan and Security Agreement, dated as of March 25, 1987, executed by and among Borrowers and Naples, as the same may have been amended from time to time ["to be read in conjunction with Restated Loan Agreement No. 1" - item 3 above]

11. Pledge Agreement, dated as of March 25, 1987, executed among Punta Gorda Isles, Inc., Punta Gorda Developers, Inc. and Naples regarding stock collateral, as the same may have been amended from time to time.

12. Security Agreement, dated March 25, 1987, executed among Borrowers and Naples regarding blanket lien on all of Borrower's assets, as the same may have been amended from time to time.

13. Together with Assignor's right, title and interest, if any, in any additional security instruments securing the indebtedness under the Consolidated Note and the Future Advance Note.

Prepared By and Return to:
John P. McNearney, Esquire
Peper, Martin, Jensen, Maichel and Hetlage
720 Olive Street, 24th Floor
St. Louis, Missouri 63101-2398




               ASSIGNMENT OF NOTES, MORTGAGES AND LOAN DOCUMENTS



     FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, ("Assignor"), hereby assigns to PGIP L.L.C., a Missouri limited liability
  --------
company ("Assignee"), without recourse, warranty or representation of any
          --------
kind, except as expressly stated in paragraph 9 "Representations and Warranties of Seller," of that certain Note and Loan Document Purchase Agreement, dated as of October 12, 1995, by and between Assignor and Assignee (the "Agreement"),
                                                                   ---------
all of its right, title and interest in and to that certain Consolidated Renewal Promissory Note, dated as of May 13, 1994, executed by PGI, Incorporated, Sugarmill Woods, Inc., Burnt Store Marina, Inc. and Gulf Coast Credit Corporation (collectively, "Borrowers") in favor of Assignor, in the
                                   ---------
original principal amount of $7,001,615.29 ("Consolidated Note"), that certain
                                             -----------------
Future Advance Note, dated October 12, 1995, executed by Borrowers in favor of Assignor, in the original principal amount of $241,617.25 ("Future Advance
                                                            --------------
Note"), and any other documents evidencing or securing any portion of the
----
indebtedness evidenced by the Consolidated Note or the Future Advance Note, including, without limitation, the documents listed in Exhibit A attached
                                                       ---------
hereto and made a part hereof to have and to hold forever.

WITNESSES:                             FIRST UNION NATIONAL BANK OF
                                       FLORIDA, a national banking association

/s/ Margaret A. Reiman                 By: /s/ Nelson T. Ritch III
----------------------------------        ------------------------------------
Name: Margaret A. Reiman                    Name: Nelson T. Ritch III
     -----------------------------               -----------------------------
                                            Title: Asst. Vice Pres.
                                                  ----------------------------
/s/ John P. McNearney
----------------------------------
Name: John P. McNearney                                        [CORPORATE SEAL]
     -----------------------------

                                       Date: 3/28/96
                                            ----------------------------------

                                       Post Office Address:
                                       Special Assets Department (FL 2202)
                                       800 North Magnolia
                                       Orlando, Florida 32802

STATE OF FLORIDA
COUNTY OF ORANGE

     The foregoing instrument was acknowledged before me this 28th day of March, 1996, by Nelson T. Ritch III as Asst. Vice Pres. of First Union National Bank of Florida, a national banking association, on behalf of the Bank. He/she is personally known to me or has produced -------------- (state)
      --
drivers license no. ------------ as identification.

My Commission Expires:

----------------------------------     /s/Margaret A. Reiman
                                       ---------------------------------------
[AFFIX     MARGARET A. REIMAN          (Signature)
NOTARY   MY COMMISSION #CC 374628
SEAL]     Expires: June 25, 1998       Margaret A. Reiman
Bonded Thru Notary Public Underwriters ---------------------------------------
                                       (Printed Name)

                                       ---------------------------------------
                                       (Title or Rank)

                                       ---------------------------------------
                                       (Serial Number, if any)

                             EXHIBIT A TO ASSIGNMENT
                             -----------------------


                                LOAN DOCUMENTS
                                --------------


1. Substitute Renewal Mortgage No. 1, dated as of October 19, 1985, executed by Borrowers in favor of Naples, and recorded in the Public Records of Citrus County, Florida at O.R. Book 682, Page 2140, and in the Public Records of Hernando County, Florida, at O.R. Book ---,
      Page ----, as each of the same may have been amended from time to time.

2. Substitute Renewal Mortgage No. 2, dated as of October 19, 1985, executed by Punta Gorda Isles, Inc., Punta Gorda Developers, Inc. and Burnt Store Marina, Inc. in favor of The First National Bank of Chicago, as Agent ("FNBC"), and recorded at O.R. Book 837, Page 959 of the
                 ----
      Public Records of Charlotte County, Florida, and recorded at O.R.
      Book 682, Page 1952 of the Public Records of Citrus County, Florida, which Substitute Renewal Mortgage No. 2 was assigned by FNBC to Naples pursuant to: (i) that certain Assignment of Mortgage recorded at O.R. Book 683, Page 187 of the Public Records of Citrus County, Florida,
      (ii) that certain Assignment of Mortgages recorded at O.R. Book 683, Page 190 of the Public Records of Citrus County, Florida and O.R.
      Book 683, Page 195 of the Public Records of Citrus County, Florida, as the same may have been amended from time to time.

3. Restated Loan Agreement No. 1, dated October 19, 1985, executed between Naples and Borrowers as the same may have been amended from time to time.

4. Divided Security Agreement and Pledge of Collateral No. 1, dated October 19, 1985, executed by Borrowers in favor of Naples, as the same may have been amended from time to time.

5. Divided Assignment of Notes, Mortgages, Contracts and Agreements for Deed No. 1 dated as of October 19, 1985, executed by Borrowers in favor of Naples, as the same may have been amended from time to time.

6. Platinum Point Loan Documents, as described in that Thirteenth Mortgage & Loan Modification Agreement, dated as of May 13, 1994, executed by and between Borrowers and BancFlorida, a Federal Savings Bank, predecessor in interest by merger to Lender.

7. Tugboat Loan Documents, as described in that Thirteenth Mortgage & Loan Modification Agreement, dated as of May 13, 1994, executed by and between Borrowers and BancFlorida, a Federal Savings Bank, predecessor in interest by merger to Lender.

8. Loan and Security Agreement, dated October 1, 1984, executed by PGI, PGD, Marina, FNBC, CREI or FNB, as agent ("Land Loan Agreement"), a portion of
                                            -------------------
      which Agreement was assigned by FNBC and CREI to Naples pursuant to a Note Purchase

      Agreement, dated October 19, 1985, as the same may have been amended from time to time.

9. Loan and Security Agreement, dated as of October 1, 1984, executed among PGI, PGD, Marina, FNBC, CREI and FNBC, as Agent, as the same may have been modified from time to time ("FNBC Receivables Loan Agreement"),
                                        -------------------------------
      a portion of which Agreement was assigned by FNBC and CREI to Naples pursuant to a Note Purchase Agreement, dated October 19, 1985, as the same may have been amended from time to time.

10. Restated Loan and Security Agreement, dated as of March 25, 1987, executed by and among Borrowers and Naples, as the same may have been amended from time to time ["to be read in conjunction with Restated Loan Agreement No. 1" - item 3 above]

11. Pledge Agreement, dated as of March 25, 1987, executed among Punta Gorda Isles, Inc., Punta Gorda Developers, Inc. and Naples regarding stock collateral, as the same may have been amended from time to time.

12. Security Agreement, dated March 25, 1987, executed among Borrowers and Naples regarding blanket lien on all of Borrower's assets, as the same may have been amended from time to time.

13. Together with Assignor's right, title and interest, if any, in any additional security instruments securing the indebtedness under the Consolidated Note and the Future Advance Note.

THIS CONSOLIDATED RENEWAL PROMISSORY NOTE CONSOLIDATES, RENEWS AND RESTATES ALL PRIOR NOTES MADE BY, AND ALL EXISTING INDEBTEDNESS OF, MAKER IN FAVOR OF HOLDER, INCLUDING THOSE CERTAIN PROMISSORY NOTES LISTED IN THE ATTACHED
SCHEDULE 1 ("PRIOR NOTES"). THIS CONSOLIDATED RENEWAL PROMISSORY NOTE DOES NOT CONSTITUTE A NEW OBLIGATION TO PAY MONEY AND THE PRINCIPAL AMOUNT OF THIS CONSOLIDATED RENEWAL PROMISSORY NOTE IS EQUAL TO THE OUTSTANDING PRINCIPAL BALANCE UNDER THE PRIOR NOTES. FLORIDA INTANGIBLE PERSONAL PROPERTY TAXES AND FLORIDA DOCUMENTARY STAMP TAXES DUE IN CONNECTION WITH THE PRIOR NOTES AND
THE INDEBTEDNESS EVIDENCED HEREBY WERE PAID UPON RECORDATION OF THE
INSTRUMENTS DESCRIBED IN THE ATTACHED SCHEDULE 2, AND THE AMENDMENTS THERETO. ALL THE ORIGINALS OF PRIOR NOTES WHICH REMAIN IN HOLDER'S POSSESSION ARE ATTACHED HERETO AND MARKED "PAID BY RENEWAL".


                    CONSOLIDATED RENEWAL PROMISSORY NOTE
                    ------------------------------------

$7,001,615.29                                              St. Louis, Missouri
                                                                  May 13, 1994

     FOR VALUE RECEIVED, the undersigned, and if more than one, each of them jointly and severally (hereinafter called "Maker") promises to pay to the order of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association (together with any subsequent holder of this Note, hereinafter called
"Holder") at its office in Orlando, Florida, or at such other place as Holder may from time to time designate, the principal sum of SEVEN MILLION ONE THOUSAND SIX HUNDRED FIFTEEN AND 29/100 DOLLARS ($7,001,615.29), with interest thereon from the date hereof at an adjustable interest rate of Prime (as defined below) plus one and one-half percent (1.5%) per annum. For purposes of this Note, "Prime" shall mean that rate of interest published in the Wall Street Journal from time to time as the "prime rate", it being agreed that Prime is not necessarily the lowest or best rate at any time charged by Holder. The foregoing interest and principal will be payable in full on June 1, 1997.

     The amounts due or to become due under this Note shall be paid as follows:

           (a) On November 16, 1995, Maker shall pay all accrued and unpaid interest.

           (b) Commencing on December 1, 1995 and continuing on the first day of each and every month thereafter, Maker shall pay all accrued and unpaid interest.

           (c) The entire outstanding unpaid principal balance together with all accrued and unpaid interest and all other sums due hereunder shall be due and payable on June 1, 1997 ("Maturity Date").

     If any payment is more than 10 days late, Maker shall pay Holder, without notice or demand, a late charge equal to 5% of the payment. The foregoing late charge is provided to compensate Holder for its expense in collecting and administering delinquent payments and is not to be construed as interest.

     After the maturity or due date of this Note, through acceleration or otherwise, interest will accrue on the principal balance remaining unpaid at the highest lawful rate until paid.

     All payments hereunder will first be credited to interest and lawful charges then accrued and the remainder to principal.

     All interest on this Note will be computed on the basis of the actual number of days elapsed in a 360-day year.


     The indebtedness evidenced by this Note, and all other indebtedness of Maker to Holder, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint, or several, due to become due, or which may be hereafter contracted or acquired, whether arising in the ordinary course of business or otherwise (hereinafter with this Note, collectively called "Liabilities") is secured inter alia by the property
                                                    ----------
encumbered by security instruments listed in Schedule 3 attached hereto and hereby made a part hereof, including all proceeds thereof and rights in connection therewith (which property, together with additions and substitutions, is called the "Collateral"). Holder will have such rights with respect to the Collateral as is authorized by law. The parties expressly agree that all of the covenants, conditions, and agreements contained in any mortgage securing this Note are hereby made a part of this Note. If Maker has other loans with Holder, or if Maker takes out other loans with Holder in the future, collateral securing those loans will also secure this Note.

     Maker, endorser, surety, guarantor, or other parties to this Note (all of whom are hereinafter called "Obligor") jointly and severally agree as follows:

     Additions to, releases, reductions, or exchanges of or substitutions for the Collateral, payments on account of this loan or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or the Liabilities of any party hereto. If any of the Collateral is personal property, Holder shall exercise reasonable care in the custody and preservation of the Collateral in its possession, and will be deemed to have exercised reasonable care if it takes such action for that purpose as Maker reasonably requests in writing, but no omission to comply with any request of Maker will of itself be deemed a failure to exercise reasonable care. Holder shall not be bound to take any steps necessary to preserve any rights in the

Collateral against prior parties, and Maker shall take all necessary steps for such purposes. Holder or its nominee need not collect interest on or principal of any Collateral or give any notice with respect thereto.

     If the Collateral at any time becomes unsatisfactory to Holder, or if Holder at any time deems itself insecure, or upon default, Maker shall, at the option of Holder and in addition to all other remedies available to Holder, within one (1) day after demand, deposit with Holder as part of the Collateral additional property which is satisfactory to Holder.

     Obligor will be in default under this Note upon: (a) nonpayment of any interest or principal under this Note when due; (b) failure of any Obligor to perform any agreement under this Note or otherwise a part of this loan transaction or to pay in full, when due, any liability whatsoever to Holder or any installment thereof or interest thereon, or failure to pay when due any premium upon any life insurance policy held as collateral hereunder; (c) the death, dissolution, termination of existence, insolvency, or business failure of any Obligor, appointment of a receiver of any part of the property of any such party, assignment for the benefit of creditors by or the commencement of any proceedings in bankruptcy or insolvency by or against any Obligor; (d) the entry of a judgment against any Obligor; (e) the issuing of any attachment or garnishment, or the filing of any lien, against any property of any obligor;
(f) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (g) the merger, consolidation, or reorganization of any Obligor; (h) the determination by Holder that a material adverse change has occurred in the financial condition of any Obligor from the condition set forth in the most recent financial statement of such Obligor heretofore furnished to Holder or from the condition of such Obligor as heretofore most recently disclosed to Holder in any manner;
(i) falsity in any material respect of, or any material omission in, any representation or statement made to Holder by or on behalf of any Obligor in connection with this Note; (j) the pledge, assignment, transfer, or granting of a security interest by any Obligor of any equity in any of the Collateral without the written consent of Holder.

     Holder will have all of the rights and remedies of a creditor, mortgagee, and secured party under all applicable law. Without limiting the generality of the foregoing, if Holder deems itself insecure or upon the occurrence of any default under this Note, Holder may at its option and without notice or demand:
(1) declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other liabilities of any Obligor or any of such liabilities selected by Holder; and (2) set off against this Note all money owed by Holder in any capacity to each or any Obligor whether or not due and also set off against all other liabilities of each Obligor to Holder all money owed by Holder in any capacity to any Obligor, and Holder will be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto. To the extent that any of the Collateral is personal property and the Holder elects to proceed with respect to it in accordance with the Uniform Commercial Code, then unless that Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Holder shall give Maker reasonable notice of the time and place of any public or private sale thereof. The requirement of reasonable notice will be met if such notice is mailed, postage prepaid, to any Obligor at the address given below or at any other address shown on the records of Holder at least five days before the time of sale. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker will be and will remain liable for any deficiency; and Holder shall account to Maker for any surplus, but Holder shall have the right to apply all or part of such surplus (or to hold the same as a reserve) against any and all other Liabilities of each or any Obligor to Holder.

     Holder may, at any time whether or not this Note is due: (i) pledge or transfer this Note and its interest in the Collateral, whereupon Holder will be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and pledgee or transferee will for all purposes stand in the place of Holder hereunder and have all the rights of Holder hereunder; (ii) transfer the whole or any part of the Collateral into the name of itself or its nominee; (iii) vote the Collateral; (iv) notify the Obligor on any Collateral to make payment to Holder of any amounts due or to become due thereon; (v) demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; (vi) take possession or control of any proceeds of the Collateral; and (vii) exercise all other rights necessary or required, in Holder's discretion, in order to protect its interests under this Note.

     In no event will Holder be entitled to unearned or unaccrued interest or other charges or rebates, except as may be authorized by law; nor will any such party be entitled or receive at any time any such charges not allowed or permitted by law, or any interest in excess of the highest lawful rate. Any payments of interest in excess of the highest lawful rate will be credited by Holder on interest accrued or principal or both; except that Maker will have an option to demand refund as to any such interest or charges in excess of the highest lawful rate.

     No delay or omission on the part of Holder in exercising any right hereunder will operate as a waiver of such right or of any other rights under this Note. Presentment, demand, protest, notice of dishonor, and all other notices are hereby waived by each and every Obligor. Obligor, jointly and severally, promises and agrees to pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees of any suit, out of court, in trial, on appeal, in bankruptcy proceedings or otherwise, incurred or paid by Holder in enforcing this Note or preserving any right or interest of Holder hereunder. All notices given in connection with this Note must be sent by certified mail, return receipt requested, and will be deemed given three days after mailing or upon actual receipt, whichever is sooner. Any notice to Maker shall be addressed c/o PGI Incorporated, Suite 1400, 515 Olive Street, St. Louis, Missouri, Attention Laurence A. Schiffer or to any other address shown on Holder's records.

     Each Obligor hereby expressly consents to any and all extensions, modifications, and renewals, in whole or in part, including but not limited to changes in payment schedules and interest rates, and all delays in time of payment or other performance which Holder may grant or permit at any time and from time to time without limitation and without any notice to or further consent of any Obligor. Each Obligor will also be bound by each of the foregoing terms, without the requirement that Holder first go against any security interest otherwise held by Holder.

     Each Obligor hereby expressly agrees to indemnify and hold Holder harmless against any and all Florida documentary stamp taxes and/or intangible personal property taxes which may be deemed to be due and payable in respect of this Note, the indebtedness evidenced thereby and any instrument securing any indebtedness evidenced thereby.

     WAIVER OF JURY TRIAL.  OBLIGOR AND HOLDER (BY ITS ACCEPTANCE OF THIS
     --------------------
NOTE) HEREBY AGREE AS FOLLOWS: (A) EACH OF THEM KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION (AN "ACTION") BASED UPON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY RELATED DOCUMENTS, INSTRUMENTS, OR AGREEMENTS (WHETHER ORAL OR WRITTEN AND WHETHER EXPRESS OR IMPLIED AS A RESULT OF A COURSE OF DEALING, A COURSE OF CONDUCT, A STATEMENT, OR OTHER ACTION OF EITHER PARTY); (B) NEITHER OF THEM MAY SEEK A TRIAL BY JURY IN ANY SUCH ACTION; (C) NEITHER OF THEM WILL SEEK TO CONSOLIDATE ANY SUCH ACTION (IN WHICH A JURY TRIAL HAS BEEN WAIVED) WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND (D) NEITHER OF THEM HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER OF THEM THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


                                      MAKERS:

                                      PGI INCORPORATED, formerly known
                                      as PUNTA GORDA ISLES, INC., a
                                      Florida corporation


                                      /s/ Andrew S. Love Jr.
                                         -------------------------------------
                                                    Chairman

                                      SUGARMILL WOODS, INC., a Florida
                                      corporation


                                      /s/ Andrew S. Love Jr.
                                         -------------------------------------
                                                    Chairman


                                      BURNT STORE MARINA, INC., a
                                      Florida corporation


                                      /s/ Andrew S. Love Jr.
                                         -------------------------------------
                                                    Chairman



                                      GULF COAST CREDIT
                                      CORPORATION, a Florida corporation


                                      /s/ Andrew S. Love Jr.
                                         -------------------------------------
                                                    Chairman



                                      The Address for all of the Makers is:

                                      c/o PGI, Incorporated
                                      515 Olive Street, Suite 1400
                                      St. Louis, Missouri 63101

                                   SCHEDULE 1
                                   ----------

                                 EXISTING NOTES


1. That certain Consolidating Substitute Renewal Note dated as of March 25, 1987, executed by the Borrowers in favor of Naples Federal Savings and Loan Association, predecessor in interest to BancFlorida, a Federal Savings Bank, predecessor in interest by merger to Lender ("Naples"), in the original principal amount of $3,837,967.15, as the same may have been amended from time to time ("Receivables Consolidated Note");

2. That certain restated Consolidating Substitute Renewal Note dated as of March 25, 1987, executed by the Borrowers in favor of Naples, in the original principal amount of $19,383,437.26, as the same may have been amended from time to time ("Land Loan Note No. 1");

3. That certain Future Advance Note, dated as of March 25, 1987, executed by the Borrowers in favor of Naples, in the original principal amount of $6,223,518.81, as the same may have been amended from time to time ("Land Loan Note No. 2");

4. That certain Future Advance Mortgage Note dated as of May 20, 1988, executed by the Borrowers in favor of Naples, in the original principal amount of $1,300,000.00, as the same may have been amended from time to time ("Land Loan Note No. 3");

5. That certain Future Advance Mortgage Note dated as of May 20, 1988, executed by the Borrowers in favor of Naples, in the original principal amount of $541,653.03, as the same may have been amended from time to time ("Land Loan Note No. 4");

6. That certain Future Advance Mortgage Note dated as of May 30, 1989, executed by the Borrowers in favor of Naples, in the original principal amount of $453,551.34, as the same may have been amended from time to time ("Land Loan Note No. 5");

7. That certain Future Advance Mortgage Note dated as of June 1, 1990, executed by the Borrowers in favor of Naples, in the original principal amount of $426,025.04, as the same may have been amended from time to time ("Land Loan Note No. 6"); and

8. That certain Future Advance Mortgage Note dated as of July 8, 1992, executed by the Borrowers in favor of Naples, in the original principal amount of $415,000.00, as the same may have been amended from time to time ("Land Loan Note No. 7");

                                    SCHEDULE 2
                                    ----------

                      INSTRUMENTS UPON WHICH DOCUMENTARY STAMP AND
              NON-RECURRING INTANGIBLE PERSONAL PROPERTY TAXES WERE PAID


1. Mortgage, Assignment of Rents and Security Agreement, dated December 31, 1984, executed by Borrowers in favor of Naples, and recorded at O.R. Book 800, Page 1056 of the Public Records of Charlotte County, Florida, and recorded at O.R. Book 659, Page 146 of the Public Records of Citrus County, Florida, and recorded at O.R. Book 208, Page 840 of the Public Records of DeSoto County, Florida, and recorded at O.R. Book 1761,
      Page 3257 of the Public Records of Lee County, Florida.

2.    First Modification of Mortgage, dated May 31, 1985, executed by
      Borrowers in favor of Naples, and recorded at O.R. Book 818, Page 1995 of the Public Records of Charlotte County, Florida, and recorded at O.R. Book 670, Page 2143 of the Public Records of Citrus County, Florida, and recorded at O.R. Book 213, Page 165 of the Public Records of DeSoto County, Florida, and recorded at O.R. Book 580, Page 1255 of the Public Records of Hernando County, Florida and recorded at O.R. Book 1786,
      Page 4571 of the Public Records of Lee County, Florida.

3. Second Modification of Mortgage, dated August 26, 1985, executed by Borrowers, in favor of Naples, and recorded at O.R. Book 830, Page 97 of the Public Records of Charlotte County, Florida, and recorded at O.R. Book 678, Page 751 of the Public Records of Citrus County, Florida, and recorded at O.R. Book 215, Page 756 of the Public Records of DeSoto County, Florida, and recorded at O.R. Book 590, Page 24 in the Public Records of Hernando County, Florida, and recorded at O.R. Book 851,
      Page 381 of the Public Records of Highlands County, Florida, and recorded at O.R. Book 1801, Page 945 of the Public Records of Lee County, Florida.

4. Third Modification of Mortgage, dated September 9, 1985, executed by Borrowers, in favor of Naples, and recorded at O.R. Book 832, Page 500 of the Public Records of Charlotte County, Florida, and recorded at O.R. Book 680, Page 30 of the Public Records of Citrus County, Florida, and recorded at O.R. Book 216, Page 221 of the Public Records of DeSoto County, Florida, and recorded at O.R. Book 590, Page 55 of the Public Records of Hernando County, Florida, and recorded at O.R. Book 1804,
      Page 3588 of the Public Records of Lee County, Florida.

5. Fourth Modification of Mortgage, dated September 26, 1985, executed by Borrowers, in favor of Naples, and recorded at O.R. Book 834, Page 734 of the Public Records of Charlotte County, Florida, and recorded at O.R. Book ---, Page --- of the Public Records of Citrus County, Florida, and recorded at O.R. Book 216, Page 810 of the Public Records of DeSoto County, Florida, and recorded at O.R. Book 590,

      Page 1885 of the Public Records of Hernando County, Florida, and recorded at O.R. Book 1808, Page 1616 of the Public Records of Lee County, Florida.

6. Notice of Future Advance and Receipt dated March 25, 1987 and recorded in O.R. Book 734, Page 1152, Public Records of Citrus County, Florida, and O.R. Book 645, Page 130, Public Records of Hernando County, Florida.

7. Notice of Future Advance and Receipt dated May 20, 1988 and recorded in O.R. Book 782, Page 781, Public Records of Citrus County, Florida.

8. Notice of Future Advance and Receipt dated May 20, 1988 and recorded in O.R. Book 782, Page 785, Public Records of Citrus County, Florida.

9. Notice of Future Advance and Receipt dated May 30, 1989 and recorded in O.R. Book 822, Page 1620, Public Records of Citrus County, Florida, and O.R. Book 741, Page 1384, Public Records of Hernando County, Florida.

10. Notice of Future Advance dated June 1, 1990 and recorded in O.R. Book 864, Page 2107, Public Records of Citrus County, Florida, and O.R. Book 788, Page 708, Public Records of Hernando County, Florida.

11. Twelfth Mortgage and Loan Modification Agreement and Notice of Future Advance and Receipt, dated July 8, 1992, executed by BancFlorida, a Federal Savings Bank, predecessor in interest by merger to Lender, and the Borrowers, and recorded at O.R. Book 944, Page 1564 of the Public Records of Citrus County, Florida, and recorded at O.R. Book 872, Page 517 of the Public Records of Hernando County, Florida.

12. Any other instruments upon which additional advances were made and/or additional taxes were paid.

                                  SCHEDULE 3
                                  ----------


                        SCHEDULE OF SECURITY INSTRUMENTS


1. Substitute Renewal Mortgage No. 1, dated as of October 19, 1985, executed by Borrowers in favor of Naples, and recorded in the Public Records of Charlotte, Citrus, DeSoto, Hernando and Lee Counties, Florida, as the same may have been amended from time to time.

2. Substitute Renewal Mortgage No. 2, dated as of October 19, 1985, executed by Punta Gorda Isles, Inc., Punta Gorda Developers, Inc. and Burnt Store Marina, Inc. in favor of The First National Bank of Chicago, as Agent ("FNBC"), and recorded at O.R. Book 837, Page 959 of the
      Public Records of Charlotte County, Florida, and recorded at O.R.
      Book 682, Page 1952 of the Public Records of Citrus County, Florida, which Substitute Renewal Mortgage No. 2 was assigned by FNBC to Naples pursuant to: (i) that certain Assignment of Mortgage recorded at O.R. Book 683, Page 187 of the Public Records of Citrus County, Florida,
      (ii) that certain Assignment of Mortgages recorded at O.R. Book 683, Page 190 of the Public Records of Citrus County, Florida and O.R.
      Book 683, Page 195 of the Public Records of Citrus County, Florida, as the same may have been amended from time to time.

3. Restated Loan Agreement No. 1, dated October 19, 1985, executed between Naples and Borrowers as the same may have been amended from time to time.

4. Divided Security Agreement and Pledge of Collateral No. 1, dated October 19, 1985, executed by Borrowers in favor of Naples, as the same may have been amended from time to time.

5. Divided Assignment of Notes, Mortgages, Contracts and Agreements for Deed No. 1 dated as of October 19, 1985, executed by Borrowers in favor of Naples, as the same may have been amended from time to time.

6. Platinum Point Loan Documents, as described in that Thirteenth Mortgage & Loan Modification Agreement, dated as of May 13, 1994, executed by and between Borrowers and BancFlorida, a Federal Savings Bank, predecessor in interest by merger to Lender.

7. Tugboat Loan Documents, as described in that Thirteenth Mortgage & Loan Modification Agreement, dated as of May 13, 1994, executed by and between Borrowers and BancFlorida, a Federal Savings Bank, predecessor in interest by merger to Lender.

8. Loan and Security Agreement, dated October 1, 1984, executed by PGI, PGD, Marina, FNBC, CREI or FNB, as agent ("Land Loan Agreement"), a portion of which Agreement was assigned by FNBC and CREI to Naples pursuant to a Note Purchase Agreement, dated October 19, 1985, as the same may have been amended from time to time.

9. Loan and Security Agreement, dated as of October 1, 1984, executed among PGI, PGD, Marina, FNBC, CREI and FNBC, as Agent, as the same may have been modified from time to time ("FNBC Receivables Loan Agreement"), a portion of which Agreement was assigned by FNBC and CREI to Naples pursuant to a Note Purchase Agreement, dated October 19, 1985, as the same may have been amended from time to time.

10. Restated Loan and Security Agreement, dated as of March 25, 1987, executed by and among Borrowers and Naples, as the same may have been amended from time to time ["to be read in conjunction with Restated Loan Agreement No. 1" - item 3 above]

11. Pledge Agreement, dated as of March 25, 1987, executed among Punta Gorda Isles, Inc., Punta Gorda Developers, Inc. and Naples regarding stock collateral, as the same may have been amended from time to time.

12. Security Agreement, dated March 25, 1987, executed among Borrowers and Naples regarding blanket lien on all of Borrower's assets, as the same may have been amended from time to time.

13. Together with Assignor's right, title and interest, if any, in any additional security instruments securing the indebtedness under this Consolidated Note and the Future Advance Note.

                  ENDORSEMENT OF THAT CERTAIN CONSOLIDATED
                 RENEWAL PROMISSORY NOTE DATED MAY 13, 1994
             IN THE ORIGINAL PRINCIPAL AMOUNT OF $7,001,615.29


Pay to the order of PGIP L.L.C., a Missouri limited liability company
("PGIP") pursuant to that certain Note and Loan Document Purchase Agreement dated as of October 12, 1995, by and between First Union National Bank of Florida, a national banking association, PGIP, PGI Incorporated, a Florida corporation, Sugarmill Woods, Inc., a Florida corporation, Burnt Store Marina, Inc., a Florida corporation, and Gulf Coast Credit Corporation, a Florida corporation, as amended by that certain Modification of Note and Loan
Document Purchase Agreement dated even date herewith (as amended, "Note and Loan Document Purchase Agreement"), without recourse, representation, warranty or obligation except as set forth in paragraph 9 "Representations and Warranties of Seller" of the Note and Loan Document Purchase Agreement.


                                       FIRST UNION NATIONAL BANK OF FLORIDA,
                                       a national banking association


                                       By: /s/ Nelson T. Ritch III
                                          ------------------------------------
                                          Name: Nelson T. Ritch III
                                               -------------------------------
                                          Title: Asst. Vice Pres.
                                                ------------------------------

                                       Dated: March 28, 1996

                  ENDORSEMENT OF THAT CERTAIN CONSOLIDATED
                 RENEWAL PROMISSORY NOTE DATED MAY 13, 1994
             IN THE ORIGINAL PRINCIPAL AMOUNT OF $7,001,615.29


Pay to the order of First Union National Bank of Florida, a national banking association ("First Union") pursuant to that certain Collateral Assignment of Notes, Mortgages and Other Loan Documents dated even date herewith executed by PGIP L.L.C., a Missouri limited liability company ("PGIP") in favor of First Union ("Collateral Assignment"), without recourse, representation, warranty or obligation except as set forth in the Collateral Assignment.


                               PGIP L.L.C., a Missouri limited liability company


                               By: /s/ Andrew S. Love Jr.
                                  ------------------------------------
                                  Name: Andrew S. Love Jr.
                                       -------------------------------
                                  Title: Manager
                                        ------------------------------

                               Date: March 28, 1996

FLORIDA DOCUMENTARY STAMP TAXES HAVE BEEN PAID AND THE PROPER
DOCUMENTARY STAMPS ARE AFFIXED TO THE COUNTERPART NOTICE OF FUTURE ADVANCE RECORDED IN CITRUS COUNTY, FLORIDA, ON OR ABOUT THE DATE HEREOF.


                              FUTURE ADVANCE NOTE
                              -------------------

$241,617.65                                                St. Louis, Missouri
                                                              October 12, 1995

     FOR VALUE RECEIVED, the undersigned, and if more than one, each of them jointly and severally (hereinafter called "Maker") promises to pay to the order of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association (together with any subsequent holder of this Note, hereinafter called "Holder") at its office in Orlando, Florida, or at such other place as Holder may from time to time designate, the principal sum of Two Hundred and Forty-One Thousand Six Hundred Seventeen and 65/100 ($241,617.65) with interest thereon from the date hereof at an adjustable interest rate of Prime (as defined below) plus one and one-half percent (1.5%) per annum. For purposes of this Note, "Prime" shall mean that rate of interest published in the Wall Street Journal from time to time as the "prime rate", it being agreed that Prime is not necessarily the lowest or best rate at any time charged by Holder. The foregoing interest and principal will be payable in full on November 16, 1995.

     If any payment is more than 10 days late, Maker shall pay Holder, without notice of demand, a late charge equal to 5% of the payment. The foregoing late charge is provided to compensate Holder for its expense in collecting and administering delinquent payments and is not to be construed as interest.

     After the maturity or due date of this Note, through acceleration or otherwise, interest will accrue on the principal balance remaining unpaid at the highest lawful rate until paid.

     All payments hereunder will first be credited to interest and lawful charges then accrued and the remainder to principal.

     All interest on this Note will be computed on the basis of the actual number of days elapsed in a 360-day year.

     The indebtedness evidenced by this Note, and all other indebtedness of Maker to Holder, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint, or several, due to become due, or which may be hereafter contracted or acquired, whether arising in the ordinary course of business or otherwise (hereinafter with this Note, collectively called "Liabilities") is secured inter alia by the property encumbered by
                                 ----------
security instruments listed in Schedule 1 attached hereto and hereby made a part hereof, including all proceeds thereof and rights in connection therewith (which property, together with additions and substitutions, is called the "Collateral"). Holder will have such rights with respect to the Collateral as is authorized by law. The parties expressly agree that all of the covenants, conditions, and agreements contained in any mortgage securing this Note are hereby made a part of this Note. If Maker has other loans with Holder, or if Maker takes out other loans with Holder in the future, collateral securing those loans will also secure this Note.

     Maker, endorser, surety, guarantor, or other parties to this Note (all of whom are hereinafter called "Obligor") jointly and severally agree as follows:

     Additions to, releases, reductions, or exchanges of or substitutions for the Collateral, payments on account of this loan or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or the Liabilities of any party hereto. If any of the Collateral is personal property, Holder shall exercise reasonable care in the custody and preservation of the Collateral in its possession, and will be deemed to have exercised reasonable care if it takes such action for that purpose as Maker reasonably requests in writing, but no omission to comply with any request of Maker will of itself be deemed a failure to exercise reasonable care. Holder shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, and Maker shall take all necessary steps for such purposes. Holder or its nominee need not collect interest on or principal of any Collateral or give any notice with respect thereto.

     If the Collateral at any time becomes unsatisfactory to Holder, or if Holder at any time deems itself insecure, or upon default, Maker shall, at the option of Holder and in addition to all other remedies available to Holder, within one (1) day after demand, deposit with Holder as part of the Collateral additional property which is satisfactory to Holder.

     Obligor will be in default under this Note upon: (a) nonpayment of any interest or principal under this Note when due; (b) failure of any Obligor to perform any agreement under this Note or otherwise a part of this loan transaction or to pay in full, when due, any liability whatsoever to Holder or any installment thereof or interest thereon, or failure to pay when due any premium upon any life insurance policy held as collateral hereunder; (c) the death, dissolution, termination of existence, insolvency, or business failure of any Obligor, appointment of a receiver of any part of the property of any such party, assignment for the benefit of creditors by or the commencement of any proceedings in bankruptcy or insolvency by or against any Obligor; (d) the entry of a judgment against any Obligor; (e) the issuing of any attachment or garnishment, or the filing of any lien, against any property of any obligor;
(f) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (g) the merger, consolidation, or reorganization of any Obligor; (h) the determination by Holder that a material adverse change has occurred in the financial condition of any Obligor from the condition set forth in the most recent financial statement of such Obligor heretofore furnished to Holder or from the condition of such Obligor as heretofore most recently disclosed to Holder in any manner; (i) falsity in any material respect of, or any material omission in, any representation or statement made to Holder by or on behalf of any Obligor in connection with this Note; (j) the pledge, assignment, transfer, or granting of a security interest by any Obligor of any equity in any of the Collateral without the written consent of Holder.

     Holder will have all of the rights and remedies of a creditor, mortgagee, and secured party under all applicable law. Without limiting the generality of the foregoing, if Holder deems itself insecure or upon the occurrence of any default under this Note, Holder may at its option and without notice or demand:
(1) declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other liabilities of any Obligor or any of such liabilities selected by Holder; and (2) set off against this Note all money owed by Holder in any capacity to each or any Obligor whether or not due and also set off against all other liabilities of each Obligor to Holder all money owed by Holder in any capacity to any Obligor, and Holder will be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto. To the extent that any of the Collateral is personal property and the Holder elects to proceed with respect to it in accordance with the Uniform Commercial Code, then unless that Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Holder shall give Maker reasonable notice of the time and place of any public or private sale thereof. The requirement of reasonable notice will be met if such notice is mailed, postage prepaid, to any Obligor at the address given below or at any other address shown on the records of Holder at least five days before the time of sale. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker will be and will remain liable for any deficiency;
and Holder shall account to Maker for any surplus, but Holder shall have the right to apply all or part of such surplus (or to hold the same as a reserve) against any and all other Liabilities of each or any Obligor to Holder.

     Holder may, at any time whether or not this Note is due: (i) pledge or transfer this Note and its interest in the Collateral, whereupon Holder will be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and pledgee or transferee will for all purposes stand in the place of Holder hereunder and have all the rights of Holder hereunder; (ii) transfer the whole or any part of the Collateral into the name of itself or its nominee; (iii) vote the Collateral; (iv) notify the Obligor on any Collateral to make payment to Holder of any amounts due or to become due thereon; (v) demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; (vi) take possession or control of any proceeds of the Collateral; and (vii) exercise all other rights necessary or required, in Holder's discretion, in order to protect its interests under this Note.

     In no event will Holder be entitled to unearned or unaccrued interest or other charges or rebates, except as may be authorized by law; nor will any such party be entitled or receive at any time any such charges not allowed or permitted by law, or any interest in excess of the highest lawful rate. Any payments of interest in excess of the highest lawful rate will be credited by Holder on interest accrued or principal or both; except that Maker will have an option to demand refund as to any such interest or charges in excess of the highest lawful rate.

     No delay or omission on the part of Holder in exercising any right hereunder will operate as a waiver of such right or of any other rights under this Note. Presentment, demand, protest, notice of dishonor, and all other notices are hereby waived by each and every Obligor. Obligor, jointly and severally, promises and agrees to pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees of any suit, out of court, in trial, on appeal, in bankruptcy proceedings or otherwise, incurred or paid by Holder in enforcing this Note or preserving any right or interest of Holder hereunder. All notices given in connection with this Note must be sent by certified mail, return receipt requested, and will be deemed given three days after mailing or upon actual receipt, whichever is sooner. Any notice to Maker shall be addressed c/o PGI Incorporated, Suite 1400, 515 Olive Street, St. Louis, Missouri, Attention Laurence A. Schiffer or to any other address shown on Holder's records.

     Each Obligor hereby expressly consents to any and all extensions, modifications, and renewals, in whole or in part, including but not limited to changes in payment schedules and interest rates, and all delays in time of payment or other performance which Holder may grant or permit at any time and from time to time without limitation and without any notice to or further consent of any Obligor. Each Obligor will also be bound by each of the foregoing terms, without the requirement that Holder first go against any security interest otherwise held by Holder.

     Each Obligor hereby expressly agrees to indemnify and hold Holder harmless against any and all Florida documentary stamp taxes and/or intangible personal property taxes which may be deemed to be due and payable in respect of this Note, the indebtedness evidenced thereby and any instrument securing any indebtedness evidenced thereby.

     WAIVER OF JURY TRIAL.  OBLIGOR AND HOLDER (BY ITS ACCEPTANCE OF THIS
     --------------------
NOTE) HEREBY AGREE AS FOLLOWS: (A) EACH OF THEM KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION (AN "ACTION") BASED UPON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY RELATED DOCUMENTS, INSTRUMENTS, OR AGREEMENTS (WHETHER ORAL OR WRITTEN AND WHETHER EXPRESS OR IMPLIED AS A RESULT OF A COURSE OF DEALING, A COURSE OF CONDUCT, A STATEMENT, OR OTHER ACTION OF EITHER PARTY); (B) NEITHER OF THEM MAY SEEK A TRIAL BY JURY IN ANY

SUCH ACTION; (C) NEITHER OF THEM WILL SEEK TO CONSOLIDATE ANY SUCH ACTION (IN WHICH A JURY TRIAL HAS BEEN WAIVED) WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND (D) NEITHER OF THEM HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER OF THEM THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


                                      BORROWERS:

                                      PGI INCORPORATED, formerly known
                                      as PUNTA GORDA ISLES, INC., a
                                      Florida corporation


                                      /s/ Andrew S. Love Jr.
                                         -------------------------------------
                                                    Chairman


                                      SUGARMILL WOODS, INC., a Florida
                                      corporation


                                      /s/ Andrew S. Love Jr.
                                         -------------------------------------
                                                    Chairman


                                      BURNT STORE MARINA, INC., a
                                      Florida corporation


                                      /s/ Andrew S. Love Jr.
                                         -------------------------------------
                                                    Chairman



                                      GULF COAST CREDIT
                                      CORPORATION, a Florida corporation


                                      /s/ Andrew S. Love Jr.
                                         -------------------------------------
                                                    Chairman



                                      The Address for all of the Borrowers is:

                                      c/o PGI, Incorporated
                                      515 Olive Street, Suite 1400
                                      St. Louis, Missouri 63101

                                  SCHEDULE 1
                                  ----------


                        SCHEDULE OF SECURITY INSTRUMENTS


1. Substitute Renewal Mortgage No. 1, dated as of October 19, 1985, executed by Borrowers in favor of Naples Federal Savings and Loan Association predecessors in interest to BancFlorida, a Federal Savings Bank predecessors by merger and Lender ("Naples"), and recorded in the Public Records of Charlotte, Citrus, DeSoto, Hernando and Lee Counties, Florida, as the same may have been amended from time to time.

2. Substitute Renewal Mortgage No. 2, dated as of October 19, 1985, executed by Punta Gorda Isles, Inc., Punta Gorda Developers, Inc. and Burnt Store Marina, Inc. in favor of The First National Bank of Chicago, as Agent ("FNBC"), and recorded at O.R. Book 837, Page 959 of the
      Public Records of Charlotte County, Florida, and recorded at O.R.
      Book 682, Page 1952 of the Public Records of Citrus County, Florida, which Substitute Renewal Mortgage No. 2 was assigned by FNBC to Naples pursuant to: (i) that certain Assignment of Mortgage recorded at O.R. Book 683, Page 187 of the Public Records of Citrus County, Florida,
      (ii) that certain Assignment of Mortgages recorded at O.R. Book 683, Page 190 of the Public Records of Citrus County, Florida and O.R.
      Book 683, Page 195 of the Public Records of Citrus County, Florida, as the same may have been amended from time to time.

3. Restated Loan Agreement No. 1, dated October 19, 1985, executed between Naples and Borrowers as the same may have been amended from time to time.

4. Divided Security Agreement and Pledge of Collateral No. 1, dated October 19, 1985, executed by Borrowers in favor of Naples, as the same may have been amended from time to time.

5. Divided Assignment of Notes, Mortgages, Contracts and Agreements for Deed No. 1 dated as of October 19, 1985, executed by Borrowers in favor of Naples, as the same may have been amended from time to time.

6. Platinum Point Loan Documents, as described in that Thirteenth Mortgage & Loan Modification Agreement, dated as of May 13, 1994, executed by and between Borrowers and BancFlorida, a Federal Savings Bank, predecessor in interest by merger to Lender.

7. Tugboat Loan Documents, as described in that Thirteenth Mortgage & Loan Modification Agreement, dated as of May 13, 1994, executed by and between Borrowers and BancFlorida, a Federal Savings Bank, predecessor in interest by merger to Lender.

8. Loan and Security Agreement, dated October 1, 1984, executed by PGI, PGD, Marina, FNBC, CREI or FNB, as agent ("Land Loan Agreement"), a portion of which Agreement was assigned by FNBC and CREI to Naples pursuant to a Note Purchase Agreement, dated October 19, 1985, as the same may have been amended from time to time.

9. Loan and Security Agreement, dated as of October 1, 1984, executed among PGI, PGD, Marina, FNBC, CREI and FNBC, as Agent, as the same may have been modified from time to time ("FNBC Receivables Loan Agreement"), a portion of which Agreement was assigned by FNBC and CREI to Naples pursuant to a Note Purchase Agreement, dated October 19, 1985, as the same may have been amended from time to time.

10. Restated Loan and Security Agreement, dated as of March 25, 1987, executed by and among Borrowers and Naples, as the same may have been amended from time to time ["to be read in conjunction with Restated Loan Agreement No. 1" - item 3 above]

11. Pledge Agreement, dated as of March 25, 1987, executed among Punta Gorda Isles, Inc., Punta Gorda Developers, Inc. and Naples regarding stock collateral, as the same may have been amended from time to time.

12. Security Agreement, dated March 25, 1987, executed among Borrowers and Naples regarding blanket lien on all of Borrower's assets, as the same may have been amended from time to time.

13. Together with Assignor's right, title and interest, if any, in any additional security instruments securing the indebtedness under this Consolidated Renewal Promissory Note.

                        ENDORSEMENT OF THAT CERTAIN
                   FUTURE ADVANCE NOTE DATED MAY 13, 1994
              IN THE ORIGINAL PRINCIPAL AMOUNT OF $241,617.65


Pay to the order of PGIP L.L.C., a Missouri limited liability company
("PGIP") pursuant to that certain Note and Loan Document Purchase Agreement dated as of October 12, 1995, by and between First Union National Bank of Florida, a national banking association, PGIP, PGI Incorporated, a Florida corporation, Sugarmill Woods, Inc., a Florida corporation, Burnt Store Marina, Inc., a Florida corporation, and Gulf Coast Credit Corporation, as amended by that certain Modification of Note and Loan Document Purchase Agreement dated even date herewith (as amended, "Note and Loan Document Purchase Agreement"), without recourse, representation, warranty or obligation except as set forth in paragraph 9 "Representations and Warranties of Seller" of the Note and Loan Document Purchase Agreement.


                                       FIRST UNION NATIONAL BANK OF FLORIDA


                                       By: /s/ Nelson T. Ritch III
                                          ------------------------------------
                                          Name: Nelson T. Ritch III
                                               -------------------------------
                                          Title: Asst. Vice Pres.
                                                ------------------------------

                                       Date: March 28, 1996

                       ENDORSEMENT OF THAT CERTAIN
                 FUTURE ADVANCE NOTE DATED MAY 13, 1994
             IN THE ORIGINAL PRINCIPAL AMOUNT OF $241,617.65


Pay to the order of First Union National Bank of Florida, a national banking association ("First Union") pursuant to that certain Collateral Assignment of Notes, Mortgages and Other Loan Documents dated even date herewith executed by PGIP L.L.C., a Missouri limited liability company ("PGIP") in favor of First Union ("Collateral Assignment"), without recourse, representation, warranty or obligation except as set forth in the Collateral Assignment.


                               PGIP L.L.C., a Missouri limited liability company


                               By: /s/ Andrew S. Love Jr.
                                  ------------------------------------
                                  Name: Andrew S. Love Jr.
                                       -------------------------------
                                  Title: Manager
                                        ------------------------------

                               Date: March 28, 1996

ALL DOCUMENTARY STAMP TAXES DUE IN CONNECTION WITH THIS PROMISSORY NOTE HAVE BEEN PAID AND THE PROPER DOCUMENTARY STAMPS ARE AFFIXED TO THE COLLATERAL ASSIGNMENT OF NOTES, MORTGAGES AND OTHER LOAN DOCUMENTS WHICH SECURES THIS PROMISSORY NOTE, AND WHICH IS RECORDED OR SHALL BE RECORDED IN THE PUBLIC RECORDS OF CITRUS COUNTY, FLORIDA, AND CANCELLED.

                                PROMISSORY NOTE
                                ---------------

$2,988,001.65                                         St. Louis, Missouri
                                                           March 28, 1996

     FOR VALUE RECEIVED, the undersigned, and if more than one, each of them jointly and severally (hereinafter called "Maker") promises to pay to the order of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association (together with any subsequent holder of this Note, hereinafter called "Holder") at its office in Orlando, Florida, or at such other place as Holder may from time to time designate, the principal sum of TWO MILLION NINE HUNDRED EIGHTY EIGHT THOUSAND ONE AND 65/100 DOLLARS ($2,988,001.65), with interest thereon from the date hereof at an adjustable interest rate of Prime (as defined below) plus one percent (1.0%) per annum. For purposes of this Note, "Prime" shall mean that rate of interest published in the Wall Street Journal from time to time as the "prime rate", it being agreed that Prime is not necessarily the lowest or best rate at any time charged by Holder. The foregoing interest and principal will be payable in full on June 1, 1997.

     The amounts due or to become due under this Note shall be paid as follows:

          a. Commencing on May 1, 1996, and continuing on the first day of each and every month thereafter, Maker shall pay all accrued and unpaid interest, it being agreed that interest shall not begin accruing until April 1, 1996.

          b. A principal payment in the amount of $240,000.00 shall be due and payable on June 30, 1996.

          c. The entire outstanding unpaid principal balance together with all accrued and unpaid interest and all other sums due hereunder shall be due and payable on June 1, 1997 ("Maturity Date").

     If any payment is more than 10 days late, Maker shall pay Holder, without notice or demand, a late charge equal to 5% of the payment. The foregoing late charge is provided to compensate Holder for its expense in collecting and administering delinquent payments and is not to be construed as interest.

     After the maturity or due date of this Note, through acceleration or otherwise, at the election of Holder, interest will accrue on the principal balance remaining unpaid at the lesser of (i) Prime plus three percent (3.0%) per annum, or (ii) the highest lawful rate.

     All payments hereunder will first be credited to interest and lawful charges then accrued and the remainder to principal.

     All interest on this Note will be computed on the basis of the actual number of days elapsed in a 360-day year.

     The indebtedness evidenced by this Note, and all other indebtedness of Maker to Holder, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint, or several, due to become due, or which may be hereafter contracted or acquired, whether arising in the ordinary course of business or otherwise (hereinafter with this Note, collectively called "Liabilities") is secured inter alia by the property
                                                    ----------
encumbered by security instruments listed in Schedule 1 attached hereto and
                                             ----------
hereby made a part hereof, including all proceeds thereof and rights in connection therewith (which property, together with additions and substitutions, is called the "Collateral"). Holder will have such rights with respect to the Collateral as is authorized by law. The parties expressly agree that all of the covenants, conditions, and agreements contained in any mortgage securing this Note are hereby made a part of this Note. If Maker has other loans with Holder, or if Maker takes out other loans with Holder in the future, collateral securing those loans will also secure this Note.

     Maker, endorser, surety, guarantor, or other parties to this Note (all of whom are hereinafter called "Obligor") jointly and severally agree as follows:

     Additions to, releases, reductions, or exchanges of or substitutions for the Collateral, payments on account of this loan or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or the Liabilities of any party hereto. If any of the Collateral is personal property, Holder shall exercise reasonable care in custody and preservation of the Collateral in its possession, and will be deemed to have exercised reasonable care if it takes such action for that purpose as Maker reasonably requests in writing, but no omission to comply with any request of Maker will of itself be deemed a failure to exercise reasonable care. Holder shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, and Maker shall take all necessary steps for such purposes. Holder or its nominee need not collect interest on or principal of any Collateral or give any notice with respect thereto.

     Upon default, Maker shall, at the option of Holder and in addition to all other remedies available to Holder, within one (1) day after demand, deposit with Holder as part of the Collateral additional property which is satisfactory to Holder.

     Obligor will be in default under this Note upon: (a) nonpayment when due of any interest or principal under this Note or under any other note executed by Maker in favor of Lender, including without limitation, that certain Promissory Note, dated even date herewith in the original principal amount of $261,518.90 (any and all other notes executed by Maker in favor of Holder as herein collectively referred to as the "Other Notes"); (b) failure of any Obligor to perform any agreement under this Note or the Other Notes or otherwise a part of this loan transaction or to pay in full, when due, any liability whatsoever to Holder or any installment thereof or interest thereon, or failure to pay when due any premium upon any life insurance policy held as collateral hereunder; (c) the death, dissolution, termination of existence, insolvency, or business failure of any Obligor, appointment of a receiver of any part of the property of any such party, assignment for the benefit of creditors by or the commencement of any proceedings in bankruptcy or insolvency by or against any Obligor; (d) the entry of a judgment against any Obligor which is not satisfied or stayed with appropriate bond within thirty (30) days; (e) the issuing of any attachment or garnishment, or the filing of any lien, against any property of any obligor;
(f) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (g) the merger, consolidation, or reorganization of any Obligor; (h) falsity in any material respect of, or any material omission in, any representation or statement made to Holder by or on behalf of any Obligor in connection with this Note; (i) the pledge, assignment, transfer, or granting of a security interest by any Obligor of any equity in any of the Collateral without the written consent of Holder; or (j) the failure to promptly deliver to Holder any and all payments made under any and all loan documents held as collateral for this Note, including without limitation, payments made under (i) that certain Consolidated Renewal Promissory Note, dated as of May 13, 1994, executed by PGI Incorporated, Sugarmill Woods, Inc., Burnt Store Marina,
Inc. and Gulf Coast Credit Corporation(collectively, "PGI Borrowers") and
(ii) that certain Future Advance Note, dated October 12, 1995 executed by the PGI Borrower in favor of Holder.

     Holder will have all of the rights and remedies of a creditor, mortgagee, and secured party under all applicable law. Without limiting the generality of the foregoing, upon the occurrence of any default under this Note, Holder may at its option and without notice or demand: (1) declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other liabilities of any Obligor or any of such liabilities selected by Holder; (2) set off against this Note all money owed by Holder in any capacity to any Obligor whether or not due and also set off against all other liabilities of each Obligor to Holder all money owed by Holder in any capacity to any Obligor, and Holder will be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto; (3) demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; and (4) take possession or control of any proceeds of the Collateral. To the extent that any of the Collateral is personal property and the Holder elects to proceed with respect to it in accordance with the Uniform Commercial
Code, then unless that Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Holder shall give Maker reasonable notice of the time and place of any public or private sale thereof. The requirement of reasonable notice will be met if such notice is mailed, postage prepaid, to any Obligor at the address given below or at any other address shown on the records of Holder at least twenty days before the time of sale. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker will be and will remain liable for any deficiency; and Holder shall account to Maker for any surplus, but Holder shall have the right to apply all or part of such surplus (or to hold the same as a reserve) against any and all other Liabilities of each or any Obligor to Holder.

     Holder may, at any time whether or not this Note is due: (i) pledge or transfer this Note and its interest in the Collateral, whereupon Holder will be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and pledgee or transferee will for all purposes stand in the place of Holder hereunder and have all the rights of Holder hereunder; (ii) transfer the whole or any part of the Collateral into the name of itself or its nominee; (iii) notify the Obligor on any Collateral to make payment to Holder of any amounts due or to become due thereon; and (iv) exercise all other rights necessary or required, in Holder's discretion, in order to protect its interests under this Note.

     In no event will Holder be entitled to unearned or unaccrued interest or other charges or rebates, except as may be authorized by law; nor will any such party be entitled or receive at any time any such charges not allowed or permitted by law, or any interest in excess of the highest lawful rate. Any payments of interest in excess of the highest lawful rate will be credited by Holder on interest accrued or principal or both; except that Maker will have an option to demand refund as to any such interest or charges in excess of the highest lawful rate.

     No delay or omission on the part of Holder in exercising any right hereunder will operate as a waiver of such right or of any other rights under this Note. Presentment, demand, protest, notice of dishonor, and all other notices are hereby waived by each and every Obligor. Obligor, jointly and severally, promises and agrees to pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees of any suit, out of court, in trial, on appeal, in bankruptcy proceedings or otherwise, incurred or paid by Holder in enforcing this Note or preserving any right or interest of Holder hereunder. All notices given in connection with this Note must be sent by certified mail, return receipt requested, and will be deemed given three days after mailing or upon actual receipt, whichever is sooner.
Any notice to Maker shall be addressed to Maker, Suite 1400, 515 Olive
Street, St. Louis, Missouri 63101, Attention: Laurence A. Schiffer or to any other address shown on Holder's records.

     Each Obligor hereby expressly consents to any and all extensions, modifications, and renewals, in whole or in part, including but not limited to changes in payment schedules and interest rates, and all delays in time of payment or other performance which Holder may grant or permit at any time and from time to time without limitation and without any notice to or further consent of any Obligor. Each Obligor will also be bound by each of the foregoing terms, without the requirement that Holder first go against any security interest otherwise held by Holder.

     Each Obligor hereby expressly agrees to indemnify and hold Holder harmless against any and all Florida documentary stamp taxes and/or intangible personal property taxes which may be deemed to be due and payable in respect of this Note, the indebtedness evidenced thereby and any instrument securing any indebtedness evidenced thereby. In order to secure the performance and discharge of Obligor's obligations under the immediately preceding sentence, but not in lieu of such obligations, Obligor, upon execution of this Note, will pay over to Holder sufficient funds to satisfy the Florida recurring intangible personal property tax which shall become due and payable as of January 1, 1997, with respect to the outstanding indebtedness evidenced by this Note. Such deposit shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Holder, and no interest shall be payable in respect thereof. In the event of a default under any of the terms, covenants and conditions of this Note, Holder may apply to the reduction of the sum secured hereby, in such manner as Holder shall determine, any amount under this Paragraph any amount remaining to Obligor's credit.

     WAIVER OF JURY TRIAL. OBLIGOR AND HOLDER (BY ITS ACCEPTANCE OF THIS NOTE)
     --------------------
HEREBY AGREE AS FOLLOWS: (A) EACH OF THEM KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY
JURY IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION (AN "ACTION") BASED UPON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY RELATED DOCUMENTS, INSTRUMENTS, OR AGREEMENTS (WHETHER ORAL OR WRITTEN AND WHETHER EXPRESS OR IMPLIED AS A RESULT OF A COURSE OF DEALING,
A COURSE OF CONDUCT, A STATEMENT, OR OTHER ACTION OF EITHER PARTY); (B) NEITHER OF THEM MAY SEEK A TRIAL BY JURY IN ANY SUCH ACTION; (C) NEITHER OF THEM WILL SEEK TO CONSOLIDATE ANY SUCH ACTION (IN WHICH A JURY TRIAL HAS BEEN WAIVED) WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND (D) NEITHER OF THEM HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER OF THEM THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                                       MAKERS:

                                       PGIP L.L.C., a Missouri limited
                                       liability company


                                       By: /s/ Andrew S. Love Jr.
                                           ---------------------------------
                                           Name: Andrew S. Love Jr.
                                                ----------------------------
                                           Title: Manager
                                                 ---------------------------

                                SCHEDULE 1
                                ----------

1. Collateral Assignment of Notes, Mortgages and Other Loan Documents dated even date herewith, made by Maker in favor of Holder.

ALL DOCUMENTARY STAMP TAXES DUE IN CONNECTION WITH THIS PROMISSORY NOTE HAVE BEEN PAID AND THE PROPER DOCUMENTARY STAMPS ARE AFFIXED TO THE COLLATERAL ASSIGNMENT OF NOTES, MORTGAGES AND OTHER LOAN DOCUMENTS WHICH SECURES THIS PROMISSORY NOTE, AND WHICH IS RECORDED OR SHALL BE RECORDED IN THE PUBLIC RECORDS OF CITRUS COUNTY, FLORIDA, AND CANCELLED.

                              PROMISSORY NOTE
                              ---------------

$261,518.90                                               St. Louis, Missouri
                                                               March 28, 1996

     FOR VALUE RECEIVED, the undersigned, and if more than one, each of them jointly and severally (hereinafter called "Maker") promises to pay to the order of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association (together with any subsequent holder of this Note, hereinafter called "Holder") at its office in Orlando, Florida, or at such other place as Holder may from time to time designate, the principal sum of TWO HUNDRED SIXTY ONE THOUSAND FIVE HUNDRED EIGHTEEN AND 90/100 DOLLARS ($261,518.90), with interest thereon from the date hereof at an adjustable interest rate of Prime (as defined below) plus one percent (1.0%) per annum. For purposes of this Note, "Prime" shall mean that rate of interest published in the Wall Street Journal from time to time as the "prime rate", it being agreed that Prime is not necessarily the lowest or best rate at any time charged by Holder. The foregoing interest and principal will be payable in full on June 1, 1997.

     The amounts due or to become due under this Note shall be paid as follows:

          a. Commencing on May 1, 1996, and continuing on the first day of each and every month thereafter, Maker shall pay all accrued and unpaid interest, it being agreed that interest shall not begin accruing until April 1, 1996.

          b. The entire outstanding unpaid principal balance together with all accrued and unpaid interest and all other sums due hereunder shall be due and payable on June 1, 1997 ("Maturity Date").

     If any payment is more than 10 days late, Maker shall pay Holder, without notice or demand, a late charge equal to 5% of the payment. The foregoing late charge is provided to compensate Holder for its expense in collecting and administering delinquent payments and is not to be construed as interest.

     After the maturity or due date of this Note, through acceleration or otherwise, at the election of Holder, interest will accrue on the principal balance remaining unpaid at the lesser of (i) Prime plus three percent (3.0%) per annum, or (ii) the highest lawful rate.

     All payments hereunder will first be credited to interest and lawful charges then accrued and the remainder to principal.

     All interest on this Note will be computed on the basis of the actual number of days elapsed in a 360-day year.

     The indebtedness evidenced by this Note, and other indebtedness of
Maker to Holder, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint, or several, due to become due, or which may be hereafter contracted or acquired, whether arising in the ordinary course of business or otherwise (hereinafter with this Note, collectively called "Liabilities") is secured inter alia by the
                                                         ----------
property encumbered by security instruments listed in Schedule 1 attached
                                                      ----------
hereto and hereby made a part hereof, including all proceeds thereof and rights in connection therewith (which property, together with additions and substitutions, is called the "Collateral"). Holder will have such rights with respect to the Collateral as is authorized by law. The parties expressly agree that all of the covenants, conditions, and agreements contained in any mortgage securing this Note are hereby made a part of this Note. If Maker has other loans with Holder, or if Maker takes out other loans with Holder in the future, collateral securing those loans will also secure this Note.

     Maker, endorser, surety, guarantor, or other parties to this Note (all of whom are hereinafter called "Obligor") jointly and severally agree as follows:

     Additions to, releases, reductions, or exchanges of or substitutions for the Collateral, payments on account of this loan or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or the Liabilities of any party hereto. If any of the Collateral is personal property, Holder shall exercise reasonable care in the custody and preservation of the Collateral in its possession, and will be deemed to have exercised reasonable care if it takes such action for that purpose as Maker reasonably requests in writing, but no omission to comply with any request of Maker will of itself be deemed a failure to exercise reasonable care. Holder shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, and Maker shall take all necessary steps for such purposes. Holder or its nominee need not collect interest on or principal of any Collateral or give any notice with respect thereto.

     Upon default, Maker shall, at the option of Holder and in addition to all other remedies available to Holder, within one (1) day after demand, deposit with Holder as part of the Collateral additional property which is satisfactory to Holder.

     Obligor will be in default under this Note upon: (a) nonpayment when due of any interest or principal under this Note or under any other note executed by Maker in favor of Lender, including without limitation, that certain Promissory Note, dated even date herewith in the original principal amount of $2,748,001.65 (any and all other notes executed by Maker in favor of Holder as herein collectively referred to as the "Other Notes"); (b) failure of any Obligor to perform any agreement under this Note or the Other Notes or otherwise a part of this loan transaction or to pay in full, when due, any liability whatsoever to Holder or any installment thereof or interest thereon, or failure to pay when due any premium upon any life insurance policy held as collateral hereunder; (c) the death, dissolution, termination of existence, insolvency, or business failure of any Obligor, appointment of a receiver of any part of the property of any such party, assignment for the benefit of creditors by or the commencement of any proceedings in bankruptcy or insolvency by or against any Obligor;
(d) the entry of a judgment against any Obligor which is not satisfied or stayed with appropriate bond within thirty (30) days; (e) the issuing of any attachment or garnishment, or the filing of any lien, against any property of any obligor; (f) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (g) the merger, consolidation, or reorganization of any Obligor; (h) falsity in any material respect of, or any material omission in, any representation or statement made to Holder by or on behalf of any Obligor in connection with this Note; (i) the pledge, assignment, transfer, or granting of a security interest by any Obligor of any equity in any of the Collateral without the written consent of Holder; or (j) the failure to promptly deliver to Holder any and all payments made under any and all loan documents held as collateral for this Note, including without limitation, payments made under (i) that certain Consolidated Renewal Promissory Note, dated as of May 13, 1994, executed by PGI Incorporated, Sugarmill Woods, Inc., Burnt Store Marina, Inc. and Gulf Coast Credit Corporation (collectively, "PGI Borrowers") and (ii) that certain Future Advance Note, dated October 12, 1995 executed by the PGI Borrower in favor of Holder.

     Holder will have all of the rights and remedies of a creditor, mortgagee, and secured party under all applicable law. Without limiting the generality of the foregoing, upon the occurrence of any default under this Note, Holder may at its option and without notice or demand: (1) declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other responsibilities of any Obligor or any of such liabilities selected by Holder; (2) set off against this Note all money owed by Holder in any capacity to each or any Obligor whether or not due and also set off against all other liabilities of each Obligor to Holder all money owed by Holder in any capacity to any Obligor, and Holder will be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto; (3) demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; and (4) take possession or control of any proceeds of the Collateral. To the extent that any of the Collateral is personal property and the Holder elects to proceed with respect to it in accordance with the Uniform Commercial Code, then unless that Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Holder shall give Maker reasonable notice of the time and place of any public or private sale thereof. The requirement of reasonable notice will be met if such notice is mailed, postage prepaid, to any Obligor at the address given below or at any other address shown on the records of Holder at least twenty days before the time of sale. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker will be and will remain liable for any deficiency; and Holder shall account to Maker for any surplus, but Holder shall have the right to apply all or part of such surplus (or to hold the same as a reserve) against any and all other Liabilities of each or any Obligor to Holder.

     Holder may, at any time whether or not this Note is due: (i) pledge or transfer this Note and its interest in the Collateral, whereupon Holder will be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and pledgee or transferee will for all purposes stand in the place of Holder hereunder and have all the rights of Holder hereunder; (ii) transfer the whole or any part of the Collateral into the name of itself or its nominee; (iii) notify the Obligor on any Collateral to make payment to Holder of any amounts due or to become due thereon; and (iv) exercise all other rights necessary or required, in Holder's discretion, in order to protect its interests under this Note.

     In no event will Holder be entitled to unearned or unaccrued interest or other charges or rebates, except as may be authorized by law; nor will any such party be entitled or receive at any time any such charges not allowed or permitted by law, or any interest in excess of the highest lawful rate.
Any payments of interest in excess of the highest lawful rate will be credited by Holder on interest accrued or principal or both; except that Maker will have an option to demand refund as to any such interest or charges in excess of the highest lawful rate.

     No delay or omission on the part of Holder in exercising any right hereunder will operate as a waiver of such right or of any other rights under this Note. Presentment, demand, protest, notice of dishonor, and all other notices are hereby waived by each and every Obligor. Obligor, jointly and severally, promises and agrees to pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees of any suit, out of court, in trial, on appeal, in bankruptcy proceedings or otherwise, incurred or paid by Holder in enforcing this Note or preserving any right or interest of Holder hereunder. All notices given in connection with this Note must be sent by certified mail, return receipt requested, and will be deemed given three days after mailing or upon actual receipt, whichever is sooner. Any notice to Maker shall be addressed to Maker, Suite 1400, 515 Olive Street, St. Louis, Missouri 63101, Attention: Laurence A. Schiffer or to any other address shown on Holder's records.

     Each Obligor hereby expressly consents to any and all extensions, modifications, and renewals, in whole or in part, including but not limited to changes in payment schedules and interest rates, and all delays in time of payment or other performance which Holder may grant or permit at any time and from time to time without limitation and without any notice to or further consent of any Obligor. Each Obligor will also be bound by each of the foregoing terms, without the requirement that Holder first go against any security interest otherwise held by Holder.

     Each Obligor hereby expressly agrees to indemnify and hold Holder harmless against any and all Florida documentary stamp taxes and/or intangible personal property taxes which may be deemed to be due and payable in respect of this Note, the indebtedness evidenced thereby and any instrument securing any indebtedness evidenced thereby. In order to secure the performance and discharge of Obligor's obligations under the immediately preceding sentence, but not in lieu of such obligations, Obligor, upon execution of the Note will pay over to Holder sufficient funds to satisfy the Florida recurring intangible personal property tax which shall become due and payable as of January 1, 1997 with respect to the indebtedness evidenced by this Note. Such deposit shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Holder, and no interest shall be payable in respect thereof. In the event of a default under any of the terms, covenants and conditions of this Note, Holder may apply to the reduction of the sum secured hereby, in such manner as Holder shall determine, any amount under this Paragraph any amount remaining to Obligor's credit.

     WAIVER OF JURY TRIAL. OBLIGOR AND HOLDER (BY ITS ACCEPTANCE OF THIS NOTE)
     --------------------
HEREBY AGREE AS FOLLOWS: (A) EACH OF THEM KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY
JURY IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION (AN "ACTION") BASED UPON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY RELATED DOCUMENTS, INSTRUMENTS, OR AGREEMENTS (WHETHER ORAL OR WRITTEN AND WHETHER EXPRESS OR IMPLIED AS A RESULT OF A COURSE OF DEALING,
A COURSE OF CONDUCT, A STATEMENT, OR OTHER ACTION OF EITHER PARTY); (B) NEITHER OF THEM MAY SEEK A TRIAL BY JURY IN ANY SUCH ACTION; (C) NEITHER OF THEM WILL SEEK TO CONSOLIDATE ANY SUCH ACTION (IN WHICH A JURY TRIAL HAS BEEN WAIVED) WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND (D) NEITHER OF THEM HAS IN ANY WAY AGREED WITH OR PRESENTED TO THE OTHER OF THEM THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                                       MAKERS:

                                       PGIP L.L.C., a Missouri limited
                                       liability company


                                       By: /s/ Andrew S. Love Jr.
                                           ----------------------------------
                                            Name: Andrew S. Love Jr.
                                                 ----------------------------
                                            Title: Manager
                                                  ---------------------------

                                 SCHEDULE 1
                                 ----------

1. Collateral Assignment and Notes, Mortgages and Other Loan Documents dated even date herewith, made by Maker in favor of Holder.

THIS INSTRUMENT PREPARED BY AND RETURN TO:
       MICHAEL J. VIRGADAMO, ESQUIRE
       CARLTON, FIELDS, WARD, EMMANUEL,
         SMITH & CUTLER, P.A.
       POST OFFICE BOX 3239
       TAMPA, FLORIDA 33601

COUNTERPART ORIGINALS OF THIS COLLATERAL ASSIGNMENT OF NOTES, MORTGAGES AND OTHER LOAN DOCUMENTS ARE BEING RECORDED IN CITRUS COUNTY AND HERNANDO COUNTY, FLORIDA. FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $11,373.00 ARE BEING PAID UPON THE RECORDATION OF THIS INSTRUMENT IN CITRUS COUNTY, FLORIDA.

                        COLLATERAL ASSIGNMENT OF NOTES,
                      MORTGAGES AND OTHER LOAN DOCUMENTS

    THIS COLLATERAL ASSIGNMENT OF NOTES, MORTGAGES AND OTHER LOAN DOCUMENTS ("Assignment") is made as of March 28, 1996 by PGIP L.L.C., a Missouri limited
  ----------
liability company ("Assignor"), having a mailing address of 515 Olive Street,
                    --------
Suite 1400, St. Louis, Missouri 63101, to and for the benefit of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association ("Assignee"), having a
                                                           --------
mailing address of Special Assets Department (FL 2202), 800 North Magnolia, Orlando, Florida 32802.

                                BACKGROUND

     In connection with that certain Note and Loan Document Purchase
Agreement executed by and between Assignee, Assignor, and PGI Incorporated, Sugarmill Woods, Inc., Burnt Store Marina, Inc., and Gulf Coast Credit Corporation (collectively, "Borrowers") dated effective October 12, 1995, as
                            ---------
amended by those certain letter agreements, dated November 10, 1995, December 15, 1995, January 17, 1996, and February 16, 1996, and as further amended by that certain Modification of Note and Loan Document Purchase Agreement
dated and effective as of even date herewith (as amended, "Purchase Agreement"),
                                                           ------------------
Assignor executed that certain Promissory Note in the original principal amount of $2,988,001.65 in favor of Assignee ("Note A") and that certain
                                               ------
Promissory Note in the original principal amount of $261,518.90 in favor of Assignee ("Note B"; Note B
           ------
together  with Note A, the "Notes"). As security for repayment of the Notes,
                            -----
Assignor has agreed to assign to Assignee all of Assignor's right, title and interest in and to: (1) that certain Consolidated Renewal Promissory Note, dated as of May 13, 1994, executed by Borrowers in favor of Assignee, in the original principal amount of $7,001,615.29 ("Consolidated Note"), which
                                             -----------------
Consolidated Note was assigned to Assignor pursuant to that certain Assignment of Notes, Mortgages and Loan Documents executed by Assignee in favor of
Assignor dated effective of even date herewith ("Assignment of Notes");
(2) that certain Future Advance Note, dated October 12, 1995, executed by Borrowers in favor of Assignee, in the original principal amount of
$241,617.65 ("Future Advance Note"), which Future Advance Note was assigned to
              -------------------
Assignor pursuant to the provisions of the Assignment of Notes; and (3) any and all other documents evidencing or securing any portion of the indebtedness evidenced by the Consolidated Note or the Future Advance Note, including without limitation, the documents listed in Exhibit A attached hereto and made
                                            ---------
a part hereof (collectively, the "Other Loan Documents"), which Other Loan
                                  --------------------
Documents were assigned to Assignor pursuant to the provisions of the
Assignment of Notes. Hereinafter, the Consolidated Note, the Future Advance
Note and the Other Loan Documents shall be referred to herein, collectively, as the "Collateral Loan Documents."
        -------------------------

                               OPERATIVE TERMS

     The parties agree as follows:

     1. As security for payment and satisfaction of all Assignor's liabilities and obligations to Assignee, including without limitation, Assignor's liability to Assignee under the Notes, Assignor hereby assigns to Assignee and its successors and assigns all of Assignor's present and hereafter acquired right, title, and interest in and to the Collateral Loan Documents and in all money and payments that are due or to become due (including interest and penalties) under the Collateral Loan Documents. Concurrently with its execution of this Assignment, Assignor shall endorse the Consolidated Note and the Future
Advance Note payable to Assignee and deliver the Collateral Loan Documents to Assignee; and, hereafter, at the request of Assignee, Assignor shall execute and deliver to Assignee any other documents and instruments as Assignee, in its sole discretion, determines are necessary to perfect or maintain
Assignee's security interest in the Collateral Loan Documents. Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact to execute and file on Assignor's behalf any financing statements, and any refilings and continuations thereof, as Assignee deems necessary or appropriate to perfect Assignee's security interests granted in this Assignment.

     2. The parties intend that this instrument create a present assignment of the Collateral Loan Documents. Until all amounts due under the Notes have been repaid in full, Assignor shall not collect any payments under the Collateral Loan Documents. If Assignor receives any such payment from the Borrowers before all amounts due under the Notes have been repaid in full, Assignor shall be deemed to be holding the same in trust for Assignee and shall immediately deliver the same to Assignee. Upon repayment of all sums due pursuant to the Notes in full, Assignee shall endorse the Consolidated Note and Future Advance Note payable to Assignor and assign the Collateral Loan Documents to Assignor and release this Assignment and any and all other assignments, pledges or UCC's held by Assignee in connection with this Assignment. THE BORROWERS ARE HEREBY IRREVOCABLY AUTHORIZED AND DIRECTED BY ASSIGNOR TO MAKE ALL PAYMENTS UNDER THE COLLATERAL LOAN DOCUMENTS DIRECTLY TO ASSIGNEE UNTIL THE NOTES HAVE BEEN PAID IN FULL AND TO RELY UPON ANY AND ALL INSTRUCTIONS FROM ASSIGNEE, WITHOUT HAVING ANY RIGHT OR DUTY TO INQUIRE AS TO WHETHER AN EVENT OF DEFAULT HAS OCCURRED UNDER THIS ASSIGNMENT OR THE NOTES.

     3. Assignor represents and warrants to Assignee that (a) Assignor has received consideration sufficient to induce Assignor to execute and deliver this Assignment and to perform all its obligations under this Assignment;
(b) Assignor has full authority to execute, deliver and perform its obligations under this Agreement; (c) upon the delivery to Assignee of this Assignment and the Collateral Loan Documents, Assignee will have a first perfected security interest in the Collateral Loan Documents, and no person or entity, other than Assignor, Assignee and the Borrowers will have any interest in the respective Collateral Loan Documents; and (d) each of the Collateral
Loan Documents is enforceable in accordance with its respective terms, and, the Borrowers have no defenses, counterclaims, or offsets to its obligations under the Collateral Loan Documents.

     4. Assignor covenants not to sell, assign, hypothecate, encumber, amend, subordinate, modify, renew, replace or accept any prepayment (by acceleration or otherwise) of the Collateral Loan Documents without the prior written consent of Assignee. If any of the foregoing events occurs (with or without the consent of Assignee), Assignor immediately shall notify Assignee of the occurrence of the event, and Assignee, in it sole discretion and without limiting any other of its rights under this Assignment, may require Assignor to prepay the Note by the full amount of the consideration, proceeds, or payments received by Assignor in connection with the event.

     5. Assignor shall timely perform all its obligations under the Collateral Loan Documents and immediately shall notify Assignee of any default or breach of Assignor or the Borrowers under the Collateral Loan Documents. Assignor shall not, without the prior written consent of Assignee, (i) waive any breach or default by the Borrowers under the terms of the Collateral Loan Documents,
(ii) permit any modification or termination of the Collateral Loan Documents or (iii) release any of the collateral encumbered by the Mortgages on the Other Loan Documents.

     6. If the Borrowers default under the Collateral Loan Documents (i) by permitting or committing any waste, impairment or deterioration of the property encumbered by the Collateral Loan Documents or taking any action which would increase the risk of damage to such property, (ii) by failing to pay promptly when due any and all taxes, assessments, dues, charges, fees, levies, fines, impositions, liabilities and encumbrances of every kind, now or hereafter imposed, levied or assessed upon or against the property encumbered by the Collateral Loan Documents, or (iii) by selling, conveying, transferring, leasing, or further encumbering the property encumbered by the Collateral
Loan Documents without making the appropriate principal reduction payment thereunder, then, Assignee, at its sole option, may, at Assignor's sole expense, on Assignee's own behalf or otherwise, enforce the Collateral Loan Documents and exercise any or all other remedies available to Assignor under the Collateral Loan Documents with or without joining Assignor as a party.
The foregoing rights of Assignee are cumulative, and Assignee may exercise any one or more of them without waiving its rights to exercise the others.

     7. If Assignor becomes obligated under this Agreement to pay any amounts to Assignee, such amounts will be secured by this Assignment and Assignor promptly shall pay such amounts to Assignee, together with interest thereon, from the date when due, at the maximum rate allowable under applicable law. At its option, Assignee may collect any or all such amounts, together with accrued interest, if any, from payments by the Borrowers under the Consolidated Note and Future Advance Note.

     8. This Assignment does not create any obligation or liability on the part of Assignee, and Assignor shall indemnify Assignee from any claim, costs, expense or liability incurred by Assignee as a result of this Assignment, including, without limitation, attorneys' and paralegals' fees and costs incurred in the enforcement of this Assignment (including, without limitation, attorneys' and paralegals' fees and costs incurred in any litigation, mediation, arbitration, bankruptcy and administrative proceedings, and any appeals therefrom.)

     9. Upon payment in full of the indebtedness evidenced by the Note and the satisfaction in full of all other obligations of Assignor under this Assignment Assignee shall reassign the Collateral Loan Documents to Assignor, and this Assignment will be null and void and have no further force or effect.

    10. This Assignment binds and inures to the benefit of the respective successors and assigns of Assignor and Assignee.

SIGNED, SEALED AND DELIVERED                ASSIGNOR:
IN THE PRESENCE OF:
                                            PGIP L.L.C., a Missouri limited
/s/ John P. McNearney                       liability company
-----------------------------
(Signature)

    John P. McNearney
-----------------------------               By: /s/ Andrew S. Love Jr.
(Printed Name)                                  ------------------------------
                                                Name: Andrew S. Love Jr.
                                                     -------------------------
                                               Title: Manager
/s/ Michael J. Virgadamo                             -------------------------
-----------------------------
(Signature)

    Michael J. Virgadamo
-----------------------------
(Printed Name)

                                            ASSIGNEE:

                                            FIRST UNION NATIONAL
/s/ John P. McNearney                       BANK OF FLORIDA, a
-----------------------------               national banking association
(Signature)

                                                    (CORPORATE SEAL)
    John P. McNearney
-----------------------------
(Printed Name)                              By: /s/ Nelson T. Ritch III
                                                ------------------------------
                                                Name: Nelson T. Ritch III
                                                      ------------------------
                                                Title: Asst. Vice Pres.
                                                      ------------------------
 /s/ Michael J. Virgadamo
-----------------------------
(Signature)

    Michael J. Virgadamo
-----------------------------
(Printed Name)

STATE OF FLORIDA
COUNTY OF ORANGE

     The foregoing instrument was acknowledged before me this 28th day of March, 1996, by Andrew S. Love as Manager of PGIP L.L.C., a Missouri limited liability company, on behalf of the company. He/She is personally known to
                                             --
me or has produced MO (state) driver's license no. ###-##-#### as identification.

My Commission Expires:                      /s/ Margaret A. Reiman
                                            ----------------------------------
    (AFFIX NOTARY SEAL)                     Notary Public (Signature)

        MARGARET A. REIMAN                  Margaret A. Reiman
      MY COMMISSION # CC 374628             ----------------------------------
        EXPIRES: June 25, 1998              (Printed Name)
Bonded Thru Notary Public Underwriters

                                            ----------------------------------
                                            (Title or Rank)

                                            ----------------------------------
                                            (Serial Number, if any)

STATE OF FLORIDA
COUNTY OF ORANGE

     The forgoing instrument was acknowledged before me this 28th day of March, 1996, by Nelson T. Ritch III as Assoc. Vice Pres. of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the association. He/She is personally known to me or has produced ------ (state)
             --
driver's license no. --------------------------------- as identification.

My Commission Expires:                      /s/ Margaret A. Reiman
                                            ----------------------------------
                                            Notary Public (Signature)

        (AFFIX NOTARY SEAL)


        MARGARET A. REIMAN                  Margaret A. Reiman
      MY COMMISSION # CC 374628             ----------------------------------
        EXPIRES: June 25, 1998              (Printed Name)
Bonded Thru Notary Public Underwriters

                                            ----------------------------------
                                            (Title or Rank)

                                            ----------------------------------
                                            (Serial Number, if any)

                                   EXHIBIT A
                                   ---------

                                 LOAN DOCUMENTS
                                 --------------

 1. Substitute Renewal Mortgage No. 1, dated as of October 19, 1985, executed by Borrowers in favor of Naples, and recorded in the Public Records of Citrus County, Florida at O.R. Box 682, Page 2140, and in the Public Records of Hernando County, Florida, at O.R. Book ----, Page ----, as each of the same may have been amended from time to time.

 2. Substitute Renewal Mortgage No. 2, dated as of October 19, 1985, executed by Punta Gorda Isles, Inc., Punta Gorda Developers, Inc. and Burnt Store Marina, Inc. in favor of The First National Bank of Chicago, as Agent ("FNBC"), and recorded at O.R. Book 837, Page 959 of the Public Records of
      ----
    Charlotte County, Florida, and recorded at O.R. Book 682, Page 1952 of the Public Records of Citrus County, Florida, which Substitute Renewal
    Mortgage No. 2 was assigned by FNBC to Naples pursuant to: (i) that certain Assignment of Mortgage recorded at O.R. Book 683, Page 187 of the Public Records of Citrus County, Florida, (ii) that certain Assignment of Mortgages recorded at O.R. Book 683, Page 190 of the Public Records of Citrus County, Florida and O.R. Book 683, Page 195 of the Public Records of Citrus County, Florida, as the same may have been amended from time to time.

 3. Restated Loan Agreement No. 1, dated October 19, 1985, executed between Naples and Borrowers as the same may have been amended from time to time.

 4. Divided Security Agreement and Pledge of Collateral No. 1, dated October 19, 1985, executed by Borrowers in favor of Naples, as the same may have been amended from time to time.

 5. Divided Assignment of Notes, Mortgages, Contracts and Agreements for
    Deed No. 1 dated as of October 19, 1985, executed by Borrowers in favor of Naples, as the same may have been amended from time to time.

 6. Platinum Point Loan Documents, as described in that Thirteenth Mortgage & Loan Modification Agreement, dated as of May 13, 1994, executed by and between Borrowers and BancFlorida, a Federal Savings Bank, predecessor in interest by merger to Lender.

 7. Tugboat Loan Documents, as described in that Thirteenth Mortgage & Loan Modification Agreement, dated as of May 13, 1994, executed by and between Borrowers and BancFlorida, a Federal Savings Bank, predecessor in interest by merger to Lender.

 8. Loan and Security Agreement, dated October 1, 1984, executed by PGI, PGD, Marina, FNBC, CREI or FNB, as agent ("Land Loan Agreement"), a portion of
                                          -------------------
    which Agreement was assigned by FNBC and CREI to Naples pursuant to a Note Purchase Agreement, dated October 19, 1985, as the same may have been amended from time to time.

 9. Loan and Security Agreement, dated as of October 1, 1984, executed among PGI, PGD, Marina, FNBC, CREI and FNBC, as Agent, as the same may have been modified from time to time ("FNBC Receivables Loan Agreement"), a
                                      -------------------------------
    portion of which Agreement was assigned by FNBC and CREI to Naples pursuant to a Note Purchase Agreement, dated October 19, 1985, as the same may have been amended from time to time.

10. Restated Loan and Security Agreement, dated as of March 25, 1987, executed by and among Borrowers and Naples, as the same may have been amended from time to time ["to be read in conjunction with Restated Loan Agreement No. 1" - item 3 above]

11. Pledge Agreement, dated as of March 25, 1987, executed among Punta Gorda Isles, Inc., Punta Gorda Developers, Inc. and Naples regarding stock collateral, as the same may have been amended from time to time.

12. Security Agreement, dated March 25, 1987, executed among Borrowers and Naples regarding blanket lien on all of Borrower's assets, as the same may have been amended from time to time.

13. Together with Assignor's right, title and interest, if any, in any additional security instruments securing the indebtedness under the Consolidated Note and the Future Advance Note.

                                    A-2